Annual Report

December 31, 2011

MFA Separate Accounts I & II

VLI Separate Account

MainStay VP Bond Portfolio

MainStay VP Cash Management Portfolio

MainStay VP Common Stock Portfolio

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

Message From New York Life Insurance and Annuity Corporation

Dear Policyowner:

We’re pleased to present the December 31, 2011 Annual Report for your New York Life Insurance and Annuity Corporation variable annuity and/or variable universal life policy.

This report contains performance information, financial statements, notes and highlights, and other pertinent data for each of the Investment Divisions available under your policy. In addition, some of the portfolio managers provide a discussion of their portfolio’s performance. Policyowners of Facilitator® Multi-Funded Variable Annuity (MFA) policies should refer to page 5 and policyowners of NYLIAC Variable Life Insurance (VLI) policies should refer to page 22 for their respective financial statements.

We encourage you to take the time to review this information and evaluate the plans you have in place. Now would also be a good time to get in touch with your Registered Representative. He or she is a trained professional who can help you devise a strategy to meet your financial objectives.

Even in difficult economic times we want to assure you of our commitment to helping you plan for your financial goals. We appreciate the trust you have placed with our company, and we will continue to evaluate our products and services in order to keep them responsive to your financial needs and the changing times.

February 2012

SMRU # 468347

(This page intentionally left blank)

NYLIAC MFA Separate Account-I

Tax-Qualified Policies

Statement of Assets and Liabilities

As of December 31, 2011

	Common Stock Investment Divisions		Bond Investment Divisions		Money Market Investment Divisions
	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies

ASSETS:
Investments in the MainStay VP Funds Trust at net asset value	$18,827,844	$52,964,582	$7,554,701	$20,950,681	$830,038	$1,332,178
Dividends due and accrued	—	—	—	—	8	12
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	(10,153)	—	7,390	—	(103)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	648	1,822	258	716	114	183
Administrative charges	—	729	—	287	—	73

Total net assets	$18,827,196	$52,951,878	$7,554,443	$20,957,068	$829,932	$1,331,831

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policyowners	$18,827,196	$52,951,878	$7,554,443	$20,957,068	$829,932	$1,331,831

Variable accumulation unit value	$69.69	$60.58	$58.87	$51.17	$24.24	$21.07

Identified Cost of Investment	$22,337,407	$65,419,617	$6,904,248	$18,939,097	$830,049	$1,332,199

Statement of Operations

For the year ended December 31, 2011

	Common Stock Investment Divisions		Bond Investment Divisions		Money Market Investment Divisions
	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies

INVESTMENT INCOME (LOSS):
Dividend income	$301,180	$839,419	$243,533	$670,416	$89	$147
Mortality and expense risk charges	(252,963)	(705,989)	(97,093)	(267,606)	(11,084)	(18,218)
Administrative charges	—	(282,396)	—	(107,042)	—	(7,287)

Net investment income (loss)	48,217	(148,966)	146,440	295,768	(10,995)	(25,358)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	3,117,404	7,375,651	1,156,756	2,689,723	110,824	413,977
Cost of investments sold	(4,815,594)	(12,475,749)	(1,014,894)	(2,237,175)	(110,825)	(413,982)

Net realized gain (loss) on investments	(1,698,190)	(5,100,098)	141,862	452,548	(1)	(5)
Realized gain distribution received	—	—	113,096	311,337	—	—
Change in unrealized appreciation (depreciation) on investments	1,776,596	5,207,031	43,224	63,350	18	36

Net gain (loss) on investments	78,406	106,933	298,182	827,235	17	31

Net increase (decrease) in net assets resulting from operations	$126,623	$(42,033)	$444,622	$1,123,003	$(10,978)	$(25,327)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

For the years ended December 31, 2011

and December 31, 2010

	Common Stock Investment Divisions
	Single Premium Policies		Flexible Premium Policies
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$48,217	$67,168	$(148,966)	$(94,754)
Net realized gain (loss) on investments	(1,698,190)	(2,651,200)	(5,100,098)	(5,502,484)
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation/(depreciation) on investments	1,776,596	4,748,781	5,207,031	11,380,093

Net increase (decrease) in net assets resulting from operations	126,623	2,164,749	(42,033)	5,782,855

Contributions and (withdrawals):
Payments received from policyowners	16,267	51,517	221,976	540,588
Policyowners’ surrenders	(1,855,516)	(1,946,388)	(4,533,378)	(5,356,472)
Policyowners’ annuity and death benefits	(215,792)	(67,549)	(273,316)	(229,248)
Net transfers from (to) Fixed Account	(673,080)	(688,540)	(1,741,357)	(1,824,125)
Transfers between Investment Divisions	17,585	—	44,351	(250,337)

Net contributions and (withdrawals)	(2,710,536)	(2,650,960)	(6,281,724)	(7,119,594)

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	(687)	—	(2,644)

Increase (decrease) in net assets	(2,583,913)	(486,898)	(6,323,757)	(1,339,383)
NET ASSETS:
Beginning of year	21,411,109	21,898,007	59,275,635	60,615,018

End of year	$18,827,196	$21,411,109	$52,951,878	$59,275,635

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC MFA Separate Account-I

Tax-Qualified Policies

Bond Investment Divisions				Money Market Investment Divisions
Single Premium Policies		Flexible Premium Policies		Single Premium Policies		Flexible Premium Policies
2011	2010	2011	2010	2011	2010	2011	2010

$146,440	$149,588	$295,768	$292,019	$(10,995)	$(12,395)	$(25,358)	$(31,514)
141,862	142,520	452,548	381,162	(1)	14	(5)	38
113,096	106,423	311,337	285,974	—	—	—	—
43,224	143,889	63,350	360,234	18	(109)	36	(203)

444,622	542,420	1,123,003	1,319,389	(10,978)	(12,490)	(25,327)	(31,679)

27,953	41,074	93,516	168,932	11,773	11,773	4,971	67,553
(816,976)	(837,924)	(1,703,570)	(1,779,383)	(41,686)	(36,734)	(191,962)	(125,085)
(50,390)	(57,901)	(155,921)	(127,290)	—	(3,929)	(7,231)	(20,288)
(213,462)	(172,585)	(394,811)	(327,622)	(54,046)	(131,120)	(174,042)	(180,219)
72,947	—	(110,377)	301,787	104	—	66,289	(54,203)

(979,928)	(1,027,336)	(2,271,163)	(1,763,576)	(83,855)	(160,010)	(301,975)	(312,242)

—	(173)	—	(637)	—	—	—	—

(535,306)	(485,089)	(1,148,160)	(444,824)	(94,833)	(172,500)	(327,302)	(343,921)

8,089,749	8,574,838	22,105,228	22,550,052	924,765	1,097,265	1,659,133	2,003,054

$7,554,443	$8,089,749	$20,957,068	$22,105,228	$829,932	$924,765	$1,331,831	$1,659,133

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(This page intentionally left blank)

NYLIAC MFA Separate Account-II

Non-Qualified Policies

Statement of Assets and Liabilities

As of December 31, 2011

	Common Stock Investment Divisions		Bond Investment Divisions		Money Market Investment Divisions
	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies

ASSETS:
Investments in the MainStay VP Funds Trust at net asset value	$23,573,351	$6,149,458	$12,310,242	$2,711,283	$916,425	$145,837
Dividends due and accrued	—	—	—	—	8	1
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	9,928	691	15,470	(42)	—	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	811	212	421	93	131	20
Administrative charges	—	85	—	37	—	8

Total net assets	$23,582,468	$6,149,852	$12,325,291	$2,711,111	$916,302	$145,810

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policyowners	$23,582,468	$6,149,852	$12,325,291	$2,711,111	$916,302	$145,810

Variable accumulation unit value	$69.69	$60.58	$59.09	$51.25	$24.24	$21.07

Identified Cost of Investment	$26,731,960	$6,903,446	$11,290,186	$2,474,411	$916,435	$145,840

Statement of Operations

For the year ended December 31, 2011

	Common Stock Investment Divisions		Bond Investment Divisions		Money Market Investment Divisions
	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies

INVESTMENT INCOME (LOSS):
Dividend income	$372,751	$95,542	$401,978	$85,298	$91	$17
Mortality and expense risk charges	(323,491)	(80,568)	(162,856)	(33,724)	(11,302)	(2,069)
Administrative charges	—	(32,227)	—	(13,490)	—	(828)

Net investment income (loss)	49,260	(17,253)	239,122	38,084	(11,211)	(2,880)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	4,762,246	897,937	2,585,673	302,499	196,369	137,639
Cost of investments sold	(7,161,248)	(1,303,494)	(2,321,094)	(255,543)	(196,374)	(137,644)

Net realized gain (loss) on investments	(2,399,002)	(405,557)	264,579	46,956	(5)	(5)
Realized gain distribution received	—	—	186,677	39,612	—	—
Change in unrealized appreciation (depreciation) on investments	2,468,293	427,975	57,166	16,986	22	8

Net gain (loss) on investments	69,291	22,418	508,422	103,554	17	3

Net increase (decrease) in net assets resulting from operations	$118,551	$5,165	$747,544	$141,638	$(11,194)	$(2,877)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

For the years ended December 31, 2011

and December 31, 2010

	Common Stock Investment Divisions
	Single Premium Policies		Flexible Premium Policies
	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$49,260	$82,284	$(17,253)	$(11,559)
Net realized gain (loss) on investments	(2,399,002)	(4,947,689)	(405,557)	(727,473)
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation/(depreciation) on investments	2,468,293	7,726,182	427,975	1,391,947

Net increase (decrease) in net assets resulting from operations	118,551	2,860,777	5,165	652,915

Contributions and (withdrawals):
Payments received from policyowners	—	—	35,212	35,324
Policyowners’ surrenders	(2,266,398)	(2,082,057)	(473,283)	(417,851)
Policyowners’ annuity and death benefits	(609,712)	(791,461)	(135,638)	(119,633)
Net transfers from (to) Fixed Account	(1,068,839)	(2,204,402)	(129,797)	(243,331)
Transfers between Investment Divisions	(259,549)	(39,298)	23,568	53,966

Net contributions and (withdrawals)	(4,204,498)	(5,117,218)	(679,938)	(691,525)

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	(922)	—	(303)

Increase (decrease) in net assets	(4,085,947)	(2,257,363)	(674,773)	(38,913)
NET ASSETS:
Beginning of year	27,668,415	29,925,778	6,824,625	6,863,538

End of year	$23,582,468	$27,668,415	$6,149,852	$6,824,625

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC MFA Separate Account-II

Non-Qualified Policies

Bond Investment Divisions				Money Market Investment Divisions
Single Premium Policies		Flexible Premium Policies		Single Premium Policies		Flexible Premium Policies
2011	2010	2011	2010	2011	2010	2011	2010

$239,122	$254,716	$38,084	$36,691	$(11,211)	$(12,547)	$(2,880)	$(3,525)
264,579	319,237	46,956	53,400	(5)	24	(5)	12
186,677	182,712	39,612	36,112	—	—	—	—
57,166	191,221	16,986	41,471	22	(114)	8	(30)

747,544	947,886	141,638	167,674	(11,194)	(12,637)	(2,877)	(3,543)

1,500	—	16,686	16,172	—	—	28	(28)
(858,874)	(1,382,837)	(61,951)	(124,510)	(164,652)	(113,511)	(14,182)	(35,185)
(902,693)	(788,164)	(94,463)	(82,119)	(15,015)	(99,112)	(2,930)	(7,014)
(468,624)	(490,030)	(77,674)	(47,087)	(8,648)	(73,881)	(10)	(10,117)
(44,536)	39,298	(13,738)	13,409	213,449	—	(9,830)	(67,363)

(2,273,227)	(2,621,733)	(231,140)	(224,135)	25,134	(286,504)	(26,924)	(119,707)

—	(312)	—	(81)	—	—	—	—

(1,525,683)	(1,674,159)	(89,502)	(56,542)	13,940	(299,141)	(29,801)	(123,250)

13,850,974	15,525,133	2,800,613	2,857,155	902,362	1,201,503	175,611	298,861

$12,325,291	$13,850,974	$2,711,111	$2,800,613	$916,302	$902,362	$145,810	$175,611

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

NOTE 1—Organization and Accounting Policies:

N

YLIAC MFA Separate Account-I (“Separate Account-I”) and NYLIAC MFA Separate Account-II (“Separate Account-II”) were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Tax Qualified Multi-Funded Retirement Annuity Policies (“Separate Account-I”) and Non-Qualified Multi-Funded Retirement Annuity Policies (“Separate Account-II”) issued by NYLIAC. Effective December 19, 1994, sales of all such policies were discontinued.

Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II, which are all in the accumulation phase, are invested exclusively in shares of eligible portfolios of the MainStay VP Funds Trust, a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general account assets of NYLIAC and is not included in this report. NYLIAC’s Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

New York Life Investment Management LLC (“New York Life Investments”), provides investment advisory services to the MainStay VP Funds Trust for a fee. New York Life Investments retains several sub-advisors, including Madison Square Investors LLC (“Madison Square Investors”), to provide investment advisory services to certain portfolios of the MainStay VP Funds Trust. New York Life Investments and Madison Square Investors are indirect, wholly-owned subsidiaries of New York Life.

There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the MainStay VP Common Stock Portfolio-Initial Class, the Bond Investment Divisions invest in the MainStay VP Bond Portfolio-Initial Class, and the Money Market Investment Divisions invest in the MainStay VP Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to policyowner instructions. In addition, the policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I or Separate Account-II and the Fixed Account of NYLIAC.

No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.

Security Valuation—The investment in the MainStay VP Funds Trust is valued at the net asset value of shares of the respective fund portfolios.

Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1—Fair Value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

NYLIAC MFA Separate Accounts-I and -II

Tax-Qualified and Non-Qualified Policies

Level 3—Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The investment in the Fund Portfolios listed above are at net asset values (“NAV’s”), which is considered fair value per authoritative GAAP guidance on fair value measurements. The NAV’s are calculated daily without restrictions using quoted market prices of the underlying investments and are considered actively traded within Level 1.

The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Subsequent events were evaluated through February 17, 2012, the date the financial statements were issued and there have been no subsequent events that would have a material effect on the accompanying financial statements.

NOTE 2—Investments (in 000’s):

A

t December 31, 2011, the investment in the MainStay VP Funds Trust by the respective Investment Divisions of Separate Account-I and Separate Account-II is as follows:

	Common Stock Investment Divisions		Bond Investment Divisions		Money Market Investment Divisions
	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies

Separate Account-I (Tax-Qualified Policies)
Number of shares	1,176	3,307	505	1,400	830	1,332
Identified cost	$22,337	$65,420	$6,904	$18,939	$830	$1,332
Separate Account-II (Non-Qualified Policies)
Number of shares	1,472	384	822	181	916	146
Identified cost	$26,732	$6,903	$11,290	$2,474	$916	$146

Transactions in MainStay VP Funds Trust shares for the year ended December 31, 2011 were as follows:

	Common Stock Investment Divisions		Bond Investment Divisions		Money Market Investment Divisions
	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies	Single Premium Policies	Flexible Premium Policies

Separate Account-I (Tax-Qualified Policies)
Purchases	$443	$994	$436	$1,021	$16	$87
Proceeds from sales	3,117	7,376	1,157	2,690	111	414
Separate Account-II (Non-Qualified Policies)
Purchases	$597	$201	$723	$149	$210	$108
Proceeds from sales	4,762	898	2,586	302	196	138

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions:

N

YLIAC deducts an annual policy service charge for Flexible Premium Policies on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the policy’s Accumulation Value is less than $10,000. This charge is the lesser of $30 or 1% of the policy’s Accumulation Value. This charge covers the cost for providing services such as collecting, processing and confirming purchase payments. This charge is shown as a reduction to payments received from policyowners in the accompanying statements of changes in net assets.

NYLIAC deducts a surrender charge on certain partial withdrawals or surrenders from Single Premium and Flexible Premium policies. For Single Premium policies, NYLIAC assesses a charge based on the length of time each payment is in the policy before it is withdrawn. Single Premium policyholders can make up to four additional purchase payments each policy year, with a maximum cumulative total of $8,000.00 per policy year. Additional premiums will not be accepted into a policy once the annuitant has reached the later of age 65 or 10 years from the date the policy was issued. The surrender charge for Single Premium policyholders is 7% of the amount withdrawn or surrendered during the first policy year that a purchase payment is made. This charge declines 1% for each additional policy year that a purchase payment is in the policy until the seventh policy year, after which no charge is made. For Flexible Premium policies, the maximum allowable dollar amount for additional premium payments per policy year is $7,500.00 or twice the policy’s annualized initial premium. Additional premiums will not be accepted into a policy once the annuitant has reached the later of age 65 or 10 years from the date the policy was issued. The surrender charge for Flexible Premium policies is 7% of the amount withdrawn or surrendered during the first four policy years. This charge then declines 1% each policy year until the tenth policy year, after which no charge is made. These charges are recorded with surrenders in the accompanying statements of changes in net assets. Surrender charges are paid to NYLIAC.

Single and Flexible Premium policies of Separate Account-I and Separate Account-II are charged for the mortality and expense risks assumed by NYLIAC. Additionally, Flexible Premium policies are charged for administrative services provided by NYLIAC. These charges are made daily at an annual rate of 1.25% for mortality and expense risks and an additional .50% for administrative charges on Flexible Premium policies, of the daily average variable accumulation value of each Investment Division, and is the same rate for each of the five periods presented in the Financial Highlights section. These charges are disclosed in the accompanying statement of operations.

NOTE 4—Distribution of Net Income:

S

eparate Account-I and Separate Account-II do not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policy-owners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NYLIAC MFA Separate Accounts-I and -II

Tax-Qualified and Non-Qualified Policies

(This page intentionally left blank)

Notes to Financial Statements (Continued)

NOTE 5—Unit Transactions (in 000’s):

T

ransactions in accumulation units for the years ended December 31, 2011 and 2010, were as follows:

	Common Stock Investment Divisions
	Single Premium Policies		Flexible Premium Policies
	2011	2010	2011	2010

Separate Account-I (Tax-Qualified Policies)
Units issued	2	1	3	4
Units redeemed	(40)	(43)	(105)	(132)

Net increase (decrease)	(38)	(42)	(102)	(128)

Separate Account-II (Non-Qualified Policies)
Units issued	3	5	2	2
Units redeemed	(63)	(87)	(13)	(15)

Net increase (decrease)	(60)	(82)	(11)	(13)

NYLIAC MFA Separate Accounts-I and -II

Tax-Qualified and Non-Qualified Policies

Bond Investment Divisions				Money Market Investment Divisions
Single Premium Policies		Flexible Premium Policies		Single Premium Policies		Flexible Premium Policies
2011	2010	2011	2010	2011	2010	2011	2010

1	1	1	8	1	—	4	3
(19)	(20)	(47)	(45)	(4)	(7)	(18)	(18)

(18)	(19)	(46)	(37)	(3)	(7)	(14)	(15)

2	5	1	1	9	1	5	1
(42)	(54)	(5)	(5)	(8)	(12)	(6)	(6)

(40)	(49)	(4)	(4)	1	(11)	(1)	(5)

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s):

T

he following table presents financial highlights for each Investment Division as of December 31, 2011, 2010, 2009, 2008 and 2007:

Common Stock Investment Divisions	Single Premium Policies (A)
	2011		2010	2009	2008		2007

Separate Account-I (Tax-Qualified Policies)
Net Assets	$18,827		$21,411	$21,898	$20,585		$38,040
Units Outstanding	270		308	350	398		462
Variable Accumulation Unit Value	$69.69		$69.47	$62.47	$51.68		$82.27
Total Return	0.3%		11.2%	20.9%	(37.2%	)	3.8%
Investment Income Ratio	1.5%		1.6%	2.1%	1.4%		1.2%
Separate Account-II (Non-Qualified Policies)
Net Assets	$23,582		$27,668	$29,926	$28,412		$52,496
Units Outstanding	338		398	480	550		638
Variable Accumulation Unit Value	$69.69		$69.47	$62.47	$51.68		$82.27
Total Return	0.3%		11.2%	20.9%	(37.2%	)	3.8%
Investment Income Ratio	1.4%		1.5%	2.1%	1.5%		1.2%

	Flexible Premium Policies (B)
	2011		2010	2009	2008		2007

Separate Account-I (Tax-Qualified Policies)
Net Assets	$52,952		$59,276	$60,615	$55,603		$99,988
Units Outstanding	875		977	1,105	1,219		1,370
Variable Accumulation Unit Value	$60.58		$60.70	$54.85	$45.61		$72.96
Total Return	(0.2%	)	10.7%	20.3%	(37.5%	)	3.3%
Investment Income Ratio	1.5%		1.6%	2.1%	1.5%		1.2%
Separate Account-II (Non-Qualified Policies)
Net Assets	$6,150		$6,825	$6,864	$6,098		$10,937
Units Outstanding	101		112	125	134		150
Variable Accumulation Unit Value	$60.58		$60.70	$54.85	$45.61		$72.96
Total Return	(0.2%	)	10.7%	20.3%	(37.5%	)	3.3%
Investment Income Ratio	1.5%		1.6%	2.1%	1.5%		1.2%

Charges and fees levied by NYLIAC are disclosed in Note 3.

(A)	Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.
(B)	Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

NYLIAC MFA Separate Accounts-I and -II

Tax-Qualified and Non-Qualified Policies

Bond Investment Divisions	Single Premium Policies (A)
	2011	2010	2009	2008	2007

Separate Account-I (Tax-Qualified Policies)
Net Assets	$7,554	$8,090	$8,575	$9,335	$10,502
Units Outstanding	127	145	164	191	220
Variable Accumulation Unit Value	$58.87	$55.58	$52.18	$49.03	$47.86
Total Return	5.9%	6.5%	6.4%	2.4%	5.2%
Investment Income Ratio	3.1%	3.0%	4.5%	4.2%	3.5%
Separate Account-II (Non-Qualified Policies)
Net Assets	$12,325	$13,851	$15,525	$16,562	$18,020
Units Outstanding	208	248	297	337	375
Variable Accumulation Unit Value	$59.09	$55.79	$52.38	$49.21	$48.04
Total Return	5.9%	6.5%	6.4%	2.4%	5.2%
Investment Income Ratio	3.1%	3.0%	4.5%	4.2%	3.6%

	Flexible Premium Policies (B)
	2011	2010	2009	2008	2007

Separate Account-I (Tax-Qualified Policies)
Net Assets	$20,957	$22,105	$22,550	$23,099	$25,763
Units Outstanding	409	455	492	534	607
Variable Accumulation Unit Value	$51.17	$48.56	$45.82	$43.27	$42.45
Total Return	5.4%	6.0%	5.9%	1.9%	4.7%
Investment Income Ratio	3.1%	3.0%	4.6%	4.1%	3.5%
Separate Account-II (Non-Qualified Policies)
Net Assets	$2,711	$2,801	$2,857	$2,858	$3,102
Units Outstanding	54	58	62	66	73
Variable Accumulation Unit Value	$51.25	$48.63	$45.89	$43.33	$42.51
Total Return	5.4%	6.0%	5.9%	1.9%	4.7%
Investment Income Ratio	3.2%	3.0%	4.6%	4.3%	3.6%

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Net Assets and Units Outstanding in 000’s) (Continued):

Money Market Investment Divisions	Single Premium Policies (A)
	2011		2010		2009		2008	2007

Separate Account-I (Tax-Qualified Policies)
Net Assets	$830		$925		$1,097		$1,288	$1,352
Units Outstanding	34		37		44		51	54
Variable Accumulation Unit Value	$24.24		$24.55		$24.86		$25.15	$24.93
Total Return	(1.2%	)	(1.3%	)	(1.2%	)	0.9%	3.5%
Investment Income Ratio	—		—		—		2.2%	4.7%
Separate Account-II (Non-Qualified Policies)
Net Assets	$916		$902		$1,202		$1,461	$1,677
Units Outstanding	38		37		48		58	67
Variable Accumulation Unit Value	$24.24		$24.55		$24.86		$25.16	$24.93
Total Return	(1.2%	)	(1.3%	)	(1.2%	)	0.9%	3.5%
Investment Income Ratio	—		—		—		2.2%	4.7%

	Flexible Premium Policies (B)
	2011		2010		2009		2008	2007

Separate Account-I (Tax-Qualified Policies)
Net Assets	$1,332		$1,659		$2,003		$2,303	$2,508
Units Outstanding	63		77		92		104	113
Variable Accumulation Unit Value	$21.07		$21.45		$21.83		$22.20	$22.11
Total Return	(1.7%	)	(1.8%	)	(1.7%	)	0.4%	3.0%
Investment Income Ratio	—		—		—		2.2%	4.7%
Separate Account-II (Non-Qualified Policies)
Net Assets	$146		$176		$299		$351	$313
Units Outstanding	8		9		14		16	14
Variable Accumulation Unit Value	$21.07		$21.45		$21.83		$22.20	$22.11
Total Return	(1.7%	)	(1.8%	)	(1.7%	)	0.4%	3.0%
Investment Income Ratio	—		—		—		2.1%	4.7%

Charges and fees levied by NYLIAC are disclosed in Note 3.

(A)	Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.
(B)	Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of New York Life Insurance and Annuity Corporation

and the MFA Separate Account-I and -II Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation MFA Separate Account-I and the New York Life Insurance and Annuity Corporation MFA Separate Account-II as of December 31, 2011, the results of each of their operations, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as “financial statements”) are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments by correspondence with the custodian at December 31, 2011, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 17, 2012

Statement of Assets and Liabilities

As of December 31, 2011

	Common Stock Investment Division	Bond Investment Division	Money Market Investment Division

ASSETS:
Investment in the MainStay VP Funds Trust at net asset value	$22,996,112	$10,276,232	$1,683,221
Dividends due and accrued	—	—	15
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(4,534)	(5,032)	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for mortality and expense risk charges	221	98	65

Total net assets	$22,991,357	$10,271,102	$1,683,171

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Policyowners	$22,991,357	$10,271,102	$1,683,171

Identified Cost of Investment	$28,265,476	$9,247,803	$1,683,274

Statement of Operations

For the year ended December 31, 2011

	Common Stock Investment Division	Bond Investment Division	Money Market Investment Division

INVESTMENT INCOME (LOSS):
Dividend income	$359,079	$324,930	$169
Mortality and expense risk charges	(83,184)	(35,620)	(5,874)

Net investment income (loss)	275,895	289,310	(5,705)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,914,262	741,073	104,008
Cost of investments sold	(2,603,605)	(654,563)	(104,012)

Net realized gain (loss) on investments	(689,343)	86,510	(4)
Realized gain distribution received	—	150,896	—
Change in unrealized appreciation (depreciation) on investments	717,689	151,782	36

Net gain (loss) on investments	28,346	389,188	32

Net increase (decrease) in net assets resulting from operations	$304,241	$678,498	$(5,673)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VLI Separate Account

Statement of Changes in Net Assets

For the years ended December 31, 2011

and December 31, 2010

	Common Stock Investment Division		Bond Investment Division		Money Market Investment Division
	2011	2010	2011	2010	2011	2010

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$275,895	$286,452	$289,310	$281,323	$(5,705)	$(5,694)
Net realized gain (loss) on investments	(689,343)	(752,321)	86,510	73,048	(4)	13
Realized gain distribution received	—	—	150,896	131,915	—	—
Change in unrealized appreciation (depreciation) on investments	717,689	3,131,508	151,782	255,704	36	(185)

Net increase (decrease) in net assets resulting from operations	304,241	2,665,639	678,498	741,990	(5,673)	(5,866)

Contributions and (withdrawals):
Payments received from policyowners	896,627	970,358	375,467	406,007	78,139	81,381
Cost of insurance	(717,671)	(595,803)	(272,630)	(328,774)	(35,700)	(82,464)
Policyowners’ surrenders	(2,288,987)	(2,073,122)	(790,874)	(834,559)	(105,245)	(190,489)
Contributions (withdrawals) due to policy loans	1,132,750	503,763	280,169	285,769	29,742	28,606
Policyowners’ death benefits	(457,100)	(337,280)	(166,433)	(162,925)	(7,836)	(18,500)
Transfers between Investment Divisions	7,637	(174,847)	(8,288)	29,233	690	146,585

Net contributions and (withdrawals)	(1,426,744)	(1,706,931)	(582,589)	(605,249)	(40,210)	(34,881)

Increase (decrease) attributable to New York Life Insurance and Annuity Corporation charges retained by the Separate Account	—	(202)	—	(57)	—	—

Increase (decrease) in net assets	(1,122,503)	958,506	95,909	136,684	(45,883)	(40,747)
NET ASSETS:
Beginning of year	24,113,860	23,155,354	10,175,193	10,038,509	1,729,054	1,769,801

End of year	$22,991,357	$24,113,860	$10,271,102	$10,175,193	$1,683,171	$1,729,054

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

NOTE 1—Organization and Accounting Policies:

N

ew York Life Insurance and Annuity Corporation Variable Life Insurance Separate Account (“VLI Separate Account”) was established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under variable life insurance policies issued by NYLIAC. Effective July 1, 1988, sales of such policies were discontinued.

The VLI Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The assets of the VLI Separate Account, which are in the accumulation phase, are invested in shares of the MainStay VP Funds Trust, a diversified open-end management investment company and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct.

New York Life Investment Management LLC (“New York Life Investments”), provides investment advisory services to the MainStay VP Funds Trust for a fee. New York Life Investments retains several sub-advisors, including MacKay Shields LLC (“MacKay Shields”), Madison Square Investors LLC (“Madison Square Investors”), Epoch Investment Partners, Inc. (“Epoch”), Institutional Capital LLC (“ICAP”) and Winslow Capital Management Inc. (“Winslow Capital”), to provide investment advisory services to certain portfolios of the MainStay VP Funds Trust. New York Life Investments, MacKay Shields, Madison Square Investors and ICAP are all indirect, wholly-owned subsidiaries of New York Life. Epoch is an independent investment advisory firm. Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc.

There are three Investment Divisions within the VLI Separate Account: the Common Stock Investment Division which invests in the MainStay VP Common Stock-Initial Class, the Bond Investment Division which invests in the MainStay VP Bond-Initial Class, and the Money Market Investment Division which invests in the MainStay VP Cash Management. Premium payments received are allocated to the Investment Divisions of the VLI Separate Account according to policyowner instructions.

No Federal income tax is payable on investment income or capital gains of the VLI Separate Account under current Federal income tax law.

Security Valuation—The investment in the MainStay VP Funds Trust is valued at the net asset value of shares of the respective fund portfolios.

Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolios.

The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1—Fair Value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

Level 3—Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

NYLIAC VLI Separate Account

The investment in the Fund Portfolios listed above are at net asset values (“NAV’s”), which is considered fair value per authoritative GAAP guidance on fair value measurements. The NAV’s are calculated daily without restrictions using quoted market prices of the underlying investments and are considered actively traded within Level 1.

The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Subsequent events were evaluated through February 17, 2012, the date the financial statements were issued and there have been no subsequent events that would have a material effect on the accompanying financial statements.

NOTE 2—Investments (in 000’s):

A

t December 31, 2011, the investment in the MainStay VP Funds Trust by the respective Investment Divisions of the VLI Separate Account is as follows:

	Common Stock Investment Division	Bond Investment Division	Money Market Investment Division

Number of shares	1,436	687	1,683
Identified cost	$28,265	$9,248	$1,683

Transactions in MainStay VP Funds Trust shares for the year ended December 31, 2011 were as follows:

	Common Stock Investment Division	Bond Investment Division	Money Market Investment Division

Purchases	$767	$604	$58
Proceeds from sales	1,914	741	104

NOTE 3—Expenses and Related Party Transactions:

N

YLIAC deducts the following charges from annual premiums received for a VLI policy each policy year. A charge of $35 is deducted for administrative expenses (this charge may be slightly higher for policies that pay premiums more frequently than annually). A charge is also deducted to compensate NYLIAC for the costs associated with selling the policy. This charge will never exceed 9% of the sum of the basic premiums paid during the first twenty years. A state premium tax charge of 2% is deducted to pay state premium taxes and a risk charge of 1.5% is deducted for assuming the risk that the insured will die when the minimum guaranteed death benefit is higher than the accumulation value of the policy.

NYLIAC also deducts a monthly cost of insurance charge to cover the cost of providing life insurance benefits. This charge is based on such factors as gender, duration, underwriting class, issue age of the insured, face amount and the cash value of the policy. This charge is shown as cost of insurance on the accompanying statement of changes in net assets.

NYLIAC also makes a daily charge to the VLI Separate Account for mortality and expense risks assumed. These charges are made at an annual rate of 0.35% of the daily net asset value of each Investment Division, and is the same rate for each of the five periods presented in the Financial Highlights section. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.50%. These charges are disclosed on the accompanying statement of operations.

Notes to Financial Statements (Continued)

NOTE 4—Distribution of Net Income:

T

he VLI Separate Account does not expect to declare dividends to Policyowners from accumulated net income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, policy loans, or transfers) in excess of the net premium payments.

NOTE 5—Financial Highlights (Net Assets in 000’s):

T

he following table presents financial highlights for each Investment Division as of December 31, 2011, 2010, 2009, 2008 and 2007:

Common Stock Investment Division
	2011	2010	2009	2008	2007

Net Assets	$22,991	$24,114	$23,155	$19,847	$32,884
Investment Income Ratio	1.5%	1.6%	2.1%	1.5%	1.2%

Bond Investment Division
	2011	2010	2009	2008	2007

Net Assets	$10,271	$10,175	$10,039	$9,761	$9,940
Investment Income Ratio	3.2%	3.1%	4.6%	4.3%	3.7%

Money Market Investment Division
	2011	2010	2009	2008	2007

Net Assets	$1,683	$1,729	$1,770	$1,789	$1,801
Investment Income Ratio	0.0%	0.0%	0.0%	2.1%	4.7%

Charges and fees levied by NYLIAC are disclosed in Note 3.

Expenses as a percent of average net assets were 0.35%, excluding expenses of the underlying funds, administrative expenses and sales loads.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of New York Life Insurance and Annuity Corporation

and the VLI Separate Account Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation VLI Separate Account as of December 31, 2011, the results of each of their operations, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as “financial statements”) are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments by correspondence with the custodian at December 31, 2011, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 17, 2012

(This page intentionally left blank)

MainStay VP Funds Trust

Message from the President and Annual Report

MainStay VP Bond Portfolio

MainStay VP Cash Management Portfolio

MainStay VP Common Stock Portfolio

December 31, 2011

This page intentionally left blank

Message from the President

Stock and bond markets experienced substantial volatility in 2011, influenced by natural disasters and a variety of political, economic and fiscal concerns.

A wave of political unrest swept across North Africa and the Middle East early in the year, raising concerns about the price of oil. At first, the stock market advanced as oil prices climbed. But in mid-February, stock prices began to falter as oil prices approached (and later surpassed) $100 a barrel.

In early March, a major earthquake rocked Japan, followed by a tsunami that disabled a large nuclear power plant. Stock markets around the globe dipped dramatically, but quickly recovered, despite supply-line disruptions caused by the natural disaster. Stocks reached their high point for the 12-month reporting period at the end of April 2011.

In the months that followed, the stock market responded quickly—and sometimes negatively—to economic data and employment news in the United States. Market concerns about the European sovereign debt crisis drove stock prices lower in late July and early August. With Congress apparently deadlocked on whether to raise the U.S. debt ceiling, Standard & Poor’s downgraded the debt of the United States of America to AA+ in early August.

The stock market made several unsuccessful attempts to recover, and it reached its low point for the year in early October. After a strong rally in October, the U.S. stock market lost ground in November but advanced in December, to end the year close to where it began.

International stocks also faced severe volatility in 2011, with major international and world indices recording negative results. Stocks in Europe and the Far East were particularly weak.

In the bond market, concerns about the European sovereign debt crisis increased during the summer, leading many investors to seek the perceived safety of U.S. Treasury securities. The movement continued in August, despite Standard & Poor’s downgrade of U.S. sovereign debt.

In an effort to promote economic recovery and keep inflation in check, the Federal Open Market Committee stated in early August that economic conditions were “likely to warrant excep-

tionally low levels of the federal funds rate at least through mid-2013.” This news, along with the increased demand for U.S. Treasury securities throughout the year, moved Treasury yields lower across the maturity spectrum.

Throughout this period of market volatility, the portfolio managers of MainStay VP Funds Trust remained focused on the investment objectives of their individual Portfolios—and the investment strategies they could use to make the most of a difficult market environment. By focusing primarily on long-term results rather than short-term market movements, our portfolio managers were able to weather the ups and downs of the markets and provide the results presented in the reports that follow.

As you examine the annual reports for your Portfolios, we hope that you’ll pay close attention to the specific market events, investment strategies and risk management techniques our portfolio managers employed. While past performance is no guarantee of future results, we hope that you’ll look beyond the current market environment and consider the long-term purpose of your investments.

Whether that purpose includes your children’s education, your own retirement or other financial goals, it’s wise to regularly review your investment performance. As you do, we hope you’ll consider the amount of risk you’re taking, the level of return you desire and the degree of diversification that’s appropriate for your changing circumstances. By gradually adjusting your investments in line with these considerations, you may be more successful in pursuing your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

This page intentionally left blank

Table of Contents

Index Definitions	35

MainStay VP Bond Portfolio	36

MainStay VP Cash Management Portfolio	55

MainStay VP Common Stock Portfolio	68

Notes to Financial Statements	83

Auditors Report	91

Board Consideration and Approval of Management and Subadvisory Agreements	92

Proxy Voting Policies and Procedures	95

Shareholder Reports and Portfolio Disclosure	95

Board Members and Officers	96

Investors should refer to the MainStay VP Funds Trust Prospectus dated May 1, 2011, as supplemented, for a discussion of each Portfolio’s investment objectives, strategies and risks. You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010. These documents are also available at mainstayinvestments.com.

mainstayinvestments.com

This page intentionally left blank

Index Definitions

The information below is an explanation of the various indices, service providers and reference rates cited throughout the Portfolio Investment and Performance Comparisons and the Portfolio Management Discussion and Analysis sections that follow from page 39 through page 72. Please use this as a reference.

Please note that you cannot make an investment directly in an index. Past performance is no guarantee of future results. Results for securities indices assume reinvestment of all income and capital gains but do not reflect fees, expenses or taxes. Securities in each Portfolio may not precisely match those in the Index, and as a result, performance of the Portfolio may differ.

Barclays Capital U.S. Aggregate Bond Index is a broad- based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested. More information about the Lipper peer group for an individual Portfolio can be found in the Portfolio’s Investment and Performance Comparison.

Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the Russell 3000® Index.

S&P 500® is a registered trademark of the McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor’s does not sponsor, endorse, sell or promote the Portfolios in this report. The S&P 500® Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.

mainstayinvestments.com	35

MainStay VP Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2011

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	7.24%	6.61%	5.77%	0.55%
Service Class Shares[3]	6.98	6.34	5.50	0.80

Benchmark Performance	One Year	Five Years	Ten Years
Barclays Capital U.S. Aggregate Bond Index[4]	7.84%	6.50%	5.78%
Average Lipper Variable Products Intermediate Investment Grade Debt Portfolio[5]	5.73	5.62	5.36

1.	Performance figures shown for the ten-year period ended December 31, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 5.75% for Initial Class shares and 5.49% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to page 35 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.	The Average Lipper Variable Products Intermediate Investment Grade Debt Portfolio is representative of portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

36	MainStay VP Bond Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2011, to December 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2011, to December 31, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/11	Ending Account Value (Based on Actual Returns and Expenses) 12/31/11	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/11	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,045.70	$2.73	$1,022.50	$2.70

Service Class Shares	$1,000.00	$1,044.40	$4.02	$1,021.30	$3.97

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.53% for Initial Class and 0.78% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com	37

Portfolio Composition as of December 31, 2011 (Unaudited)

See Portfolio of Investments beginning on page 41 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of December 31, 2011 (excluding short-term investments)

1.	United States Treasury Notes, 0.25%–3.125%, due 12/31/12–11/15/21

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–7.50%, due 5/1/16–9/1/41

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.50%–7.00%, due 3/1/15–4/1/41

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–7.00%, due 7/15/31–6/20/41

5.	United States Treasury Bonds, 3.75%–6.25%, due 8/15/23-8/15/41

6.	Federal National Mortgage Association, 0.60%–2.75%, due 10/25/13–11/15/16

7.	Federal Home Loan Mortgage Corporation, 0.75%–5.50%, due 11/25/14–2/1/40

8.	AT&T, Inc., 5.35%–5.55%, due 9/1/40–8/15/41

9.	Citigroup, Inc., 4.587%–6.01%, due 10/15/14–8/15/17

10.	Bank of America Corp., 3.70%–5.65%, due 4/1/15–7/1/20

38	MainStay VP Bond Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Donald F. Serek, CFA, and Thomas J. Girard of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Bond Portfolio perform relative to its peers and its benchmark for the 12 months ended December 31, 2011?

For the 12 months ended December 31, 2011, MainStay VP Bond Portfolio returned 7.24% for Initial Class shares and 6.98% for Service Class shares. Both share classes outperformed the 5.73% return of the average Lipper2 Variable Products Intermediate Investment Grade Debt Portfolio and underperformed the 7.84% return of the Barclays Capital U.S. Aggregate Bond Index2 for the 12 months ended December 31, 2011. The Barclays Capital U.S. Aggregate Bond Index is the Portfolio’s broad-based securities-market index.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The only derivatives employed by the Portfolio were interest- rate derivatives, which were used to keep the duration of the Portfolio in line with the portfolio manager’s target. Generally speaking, the use of derivatives had a slightly negative impact on the Portfolio’s performance during the year.

What were the most significant factors and risks that influenced the markets in which the Portfolio invested during the reporting period?

The year 2011 was filled with challenging issues and events that led U.S. Treasury securities to rally and risk premiums on spread3 assets to rise. The theme of slow growth persisted, as optimism early in the year dissipated and the global economy struggled to deal with a variety of forces. Among these were natural disasters, political turmoil in the Middle East, high and volatile commodity prices, and political dysfunction in the United States. In Europe, a seemingly haphazard incremental policy approach raised concerns as the region tried to deal with the structural problems of its common currency. Europe’s challenges took the greatest toll on investor sentiment during the year, as policymakers failed to contain the sovereign debt crisis, raising the prospect of widening funding difficulties and the possibility of a European Monetary Union breakup.

What factors affected the Portfolio’s relative perfor-mance during the reporting period?

During the first half of the reporting period, the Portfolio maintained overweight positions relative to the Barclays Capital

U.S. Aggregate Bond Index in corporate bonds and commercial mortgage-backed securities (CMBS). These sectors performed well during the first half of the year. CMBS had the highest excess returns of any fixed-income sector in which the Portfolio invested from January through June of 2011. The Portfolio’s overweight positions in these sectors helped performance rela-tive to the Barclays Capital U.S. Aggregate Bond Index during this portion of the reporting period.

In the second half of the reporting period, the Portfolio reduced its overweight positions in corporate bonds and CMBS to end the third quarter with a neutral position relative to the benchmark in CMBS and an underweight position in corporate bonds. Spread assets performed poorly in the third quarter, which negatively affected the Portfolio’s relative performance.

During the latter part of the reporting period, as spread-asset valuations became more attractive, the Portfolio increased its allocations to corporate bonds and mortgage-backed securities. These overweight positions relative to the Barclays Capital U.S. Aggregate Bond Index helped performance as spread assets recovered during this portion of the reporting period, generating positive excess returns.

What was the Portfolio’s duration4 strategy during the reporting period?

The duration of the Portfolio varied over the course of the year. In the second quarter of 2011, the Portfolio held a short duration position. Rates generally rallied during this portion of the reporting period. As a result, the short duration of the Portfolio negatively affected the Portfolio’s relative performance. During the majority of the second half of the reporting period, we maintained a relatively neutral duration position. In November and December, the Portfolio had a modestly short duration, which had only a small impact on the Portfolio’s relative performance.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The Portfolio generally maintained a short duration position during the first half of the reporting period. As setbacks in the U.S. eco-nomic recovery caused rates to move lower during the course of the year, we adjusted the Portfolio’s short duration to one that was neutral to the Barclays Capital U.S. Aggregate Bond Index.

During the second half of the reporting period, concerns that the U.S. economy was stalling and that a full-fledged liquidity crisis might be brewing in Europe prompted us to reduce exposure to spread assets. The reduction resulted in an overweight position in U.S. Treasury securities.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to page 35 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	39

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

U.S. corporate bonds and CMBS were among the best per-formers during the first half of the reporting period. Over- weight allocations to these sectors were the strongest contributors to the Portfolio’s performance. (Contributions take weightings and total returns into account.)

The financials segment of the U.S. corporate sector was particularly weak during the reporting period. An overweight position in the financials sector detracted from the Portfolio’s perfor-mance.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio had net redemptions for the first three quarters of the year. The Portfolio engaged in sales to meet these redemptions.

How did the Portfolio’s sector weightings change during the reporting period?

Asset allocation favored spread assets during the reporting period. We maintained an overweight allocation to corporate bonds relative to the Barclays Capital U.S. Aggregate Bond Index during the first half of 2011.

During the third quarter, the allocation to corporate bonds was reduced to an underweight position as the difficult political and economic environment weighed on risky assets. A firmer tone in U.S. economic data during the fourth quarter prompted an increased allocation to corporate bonds as the Portfolio sought to take advantage of wide credit spreads.

The asset allocation to mortgage-backed securities varied throughout the year as political, financial and natural events were major drivers for the sector. An overweight position in the sector was reduced to an underweight during the third quarter. The allocation was moved to an overweight position during the fourth quarter, as the sector was supported by the Federal Reserve, which again started to buy mortgage-backed securities for its portfolio in the fall of 2011.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2011, the Portfolio had overweight allocations to spread assets relative to the Barclays Capital U.S. Aggregate Bond Index. As of that date, the most substantially overweight position was in U.S. corporate bonds, followed by mortgage-backed securities and asset-backed securities. As of December 31, 2011, the Portfolio was neutral to the benchmark in CMBS and U.S. agency bonds. As of the same date, the Portfolio was underweight in U.S. Treasurys and had a moderately short duration.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

40	MainStay VP Bond Portfolio

Portfolio of Investments††† December 31, 2011

	Principal Amount	Value

Long-Term Bonds 98.9%† Asset-Backed Securities 2.0%
Automobile 0.4%
Harley-Davidson Motorcycle Trust Series 2007-3, Class B 6.04%, due 8/15/14	$1,000,000	$1,011,913
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A3 1.67%, due 1/15/14	760,606	764,473
Navistar Financial Corp. Owner Trust Series 2010-B, Class A2 0.81%, due 1/18/13 (a)	448,872	449,004
Nissan Auto Lease Trust Series 2010-B, Class A3 1.12%, due 12/15/13	1,000,000	1,002,349

		3,227,739

Diversified Financial Services 0.2%
Marriott Vacation Club Owner Trust Series 2007-2A, Class A 5.808%, due 10/20/29 (a)	1,411,630	1,461,058

Home Equity 1.2%
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-2, Class 1A5 6.33%, due 4/25/32 (b)	402,145	396,527
CIT Group Home Equity Loan Trust Series 2003-1, Class A4 3.93%, due 3/20/32 (b)	630,243	604,482
Citicorp Residential Mortgage Securities, Inc. Series 2006-1, Class A3 5.706%, due 7/25/36	197,395	197,719
Citifinancial Mortgage Securities, Inc. Series 2003-3, Class AF5 5.053%, due 8/25/33 (b)	516,805	512,660
Citigroup Mortgage Loan Trust, Inc. Series 2006-WF2, Class A2C 5.852%, due 5/25/36 (b)	254,168	163,217
Countrywide Asset-Backed Certificates Series 2006-S8, Class A3 5.555%, due 4/25/36 (c)	1,105,227	725,142
Series 2007-S1, Class A3 5.81%, due 11/25/36 (c)	562,168	371,424
Credit-Based Asset Servicing and Securitization LLC Series 2007-CB2, Class A2C 5.623%, due 2/25/37 (b)	1,000,000	525,638
Series 2007-CB4, Class A2B 5.723%, due 4/25/37 (b)	500,000	258,169

	Principal Amount	Value

Home Equity (continued)
Equity One ABS, Inc. Series 2003-4, Class AF6 4.833%, due 10/25/34 (b)	$1,202,323	$1,207,889
JPMorgan Mortgage Acquisition Corp. Series 2007-CH1, Class AF3 5.532%, due 11/25/36 (b)	1,000,000	865,113
Series 2007-CH2, Class AF3 5.552%, due 1/25/37 (b)	1,000,000	495,664
Series 2006-WF1, Class A6 6.00%, due 7/25/36 (b)	857,031	387,760
Morgan Stanley Mortgage Loan Trust Series 2006-17XS, Class A3A 5.651%, due 10/25/46 (b)	1,797,878	957,911
Popular ABS Mortgage Pass-Through Trust Series 2005-5, Class AF3 5.086%, due 11/25/35 (b)(c)	1,917,451	1,869,385
Residential Asset Mortgage Products, Inc. Series 2003-RZ5, Class A7 4.97%, due 9/25/33	485,151	485,484
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.455%, due 6/25/33 (b)	1,357,771	1,221,230

		11,245,414

Student Loans 0.2%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, due 5/15/15	917,983	918,521
Entergy Texas Restoration Funding LLC Series 2009-A, Class A1 2.12%, due 2/1/16	723,313	736,605

		1,655,126

Total Asset-Backed Securities (Cost $20,897,644)		17,589,337

Corporate Bonds 22.7%
Aerospace & Defense 0.1%
Raytheon Co. 1.40%, due 12/15/14	1,200,000	1,205,813

Auto Manufacturers 0.1%
Daimler Finance North America LLC 3.00%, due 3/28/16 (a)	1,000,000	1,011,580

Banks 3.3%
American Express Bank FSB 6.00%, due 9/13/17	750,000	849,763

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of December 31, 2011, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	41

Portfolio of Investments††† December 31, 2011 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
♦Bank of America Corp.
3.70%, due 9/1/15	$4,025,000	$3,744,945
4.50%, due 4/1/15	1,500,000	1,447,479
5.625%, due 7/1/20	925,000	854,454
5.65%, due 5/1/18	425,000	404,920
♦Citigroup, Inc.
4.587%, due 12/15/15	1,745,000	1,756,163
5.50%, due 10/15/14	1,700,000	1,747,680
6.00%, due 8/15/17	2,000,000	2,095,924
6.01%, due 1/15/15	1,150,000	1,201,411
Goldman Sachs Group, Inc. (The)
3.70%, due 8/1/15	1,275,000	1,249,123
5.375%, due 3/15/20	850,000	838,970
6.15%, due 4/1/18	1,250,000	1,290,111
6.25%, due 2/1/41	550,000	539,566
JPMorgan Chase & Co.
4.35%, due 8/15/21	1,750,000	1,767,337
4.40%, due 7/22/20	2,525,000	2,578,570
JPMorgan Chase Bank N.A. 6.00%, due 10/1/17	800,000	860,564
KeyCorp 6.50%, due 5/14/13	1,500,000	1,586,993
Morgan Stanley
4.10%, due 1/26/15	1,375,000	1,305,158
5.50%, due 1/26/20	800,000	728,220
5.625%, due 9/23/19	800,000	740,863
Wachovia Bank NA 4.80%, due 11/1/14	1,050,000	1,103,347
Wells Fargo & Co. 3.75%, due 10/1/14	950,000	1,002,930

		29,694,491

Beverages 0.6%
Anheuser-Busch InBev Worldwide, Inc. 4.125%, due 1/15/15	3,500,000	3,773,567
PepsiCo, Inc. 3.00%, due 8/25/21	1,325,000	1,367,287

		5,140,854

Biotechnology 0.4%
Amgen, Inc. 3.875%, due 11/15/21	3,625,000	3,658,042

Building Materials 0.4%
CRH America, Inc. 4.125%, due 1/15/16	675,000	673,925
Masco Corp. 4.80%, due 6/15/15	3,500,000	3,472,518

		4,146,443

	Principal Amount	Value

Chemicals 0.4%
Dow Chemical Co. (The) 5.70%, due 5/15/18	$1,200,000	$1,336,860
Ecolab, Inc. 4.35%, due 12/8/21	2,000,000	2,135,778

		3,472,638

Computers 0.8%
Hewlett-Packard Co.
3.30%, due 12/9/16	3,500,000	3,573,864
4.375%, due 9/15/21	500,000	516,021
4.65%, due 12/9/21	1,275,000	1,345,227
International Business Machines Corp. 2.90%, due 11/1/21	1,400,000	1,443,182

		6,878,294

Cosmetics & Personal Care 0.1%
Procter & Gamble Co. (The) 1.45%, due 8/15/16	1,000,000	1,011,725

Diversified Financial Services 0.7%
American Honda Finance Corp. 2.60%, due 9/20/16 (a)	1,500,000	1,506,730
General Electric Capital Corp.
4.65%, due 10/17/21	1,250,000	1,304,584
5.625%, due 5/1/18	2,000,000	2,240,004
5.875%, due 1/14/38	1,000,000	1,059,587

		6,110,905

Electric 3.0%
Appalachian Power Co. 6.375%, due 4/1/36	1,750,000	2,167,168
Arizona Public Service Co. 5.50%, due 9/1/35	1,275,000	1,466,699
Baltimore Gas & Electric Co. 3.50%, due 11/15/21	2,000,000	2,037,956
Carolina Power & Light Co. 6.125%, due 9/15/33	500,000	647,610
CenterPoint Energy Houston Electric LLC 7.00%, due 3/1/14	1,250,000	1,405,074
Duke Energy Carolinas LLC 7.00%, due 11/15/18	2,000,000	2,575,570
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (a)	820,000	846,458
Entergy Mississippi, Inc. 5.15%, due 2/1/13	500,000	519,378
Florida Power Corp. 4.55%, due 4/1/20	1,700,000	1,927,842
Great Plains Energy, Inc.
2.75%, due 8/15/13	2,000,000	2,028,436
4.85%, due 6/1/21	725,000	759,966

42	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Electric (continued)
Kansas City Power & Light Co. 7.15%, due 4/1/19	$900,000	$1,126,587
Nisource Finance Corp.
5.40%, due 7/15/14	890,000	965,634
5.80%, due 2/1/42	1,300,000	1,359,816
Ohio Edison Co. 6.875%, due 7/15/36	2,500,000	3,031,460
Pepco Holdings, Inc. 2.70%, due 10/1/15	1,000,000	1,012,878
PPL Energy Supply LLC 4.60%, due 12/15/21	1,825,000	1,850,731
Union Electric Co. 6.70%, due 2/1/19	1,500,000	1,822,263

		27,551,526

Environmental Controls 0.2%
Republic Services, Inc. 5.70%, due 5/15/41	1,250,000	1,433,878

Finance—Credit Card 0.4%
American Express Credit Corp. 7.30%, due 8/20/13	1,500,000	1,627,889
Capital One Bank USA N.A. 8.80%, due 7/15/19	1,875,000	2,144,981

		3,772,870

Finance—Leasing Companies 0.1%
Boeing Capital Corp. 2.90%, due 8/15/18	1,025,000	1,066,957

Finance—Other Services 0.1%
National Rural Utilities Cooperative Finance Corp. 5.45%, due 4/10/17	500,000	567,376

Food 1.0%
General Mills, Inc. 3.15%, due 12/15/21	1,700,000	1,722,306
Kellogg Co. 1.875%, due 11/17/16	1,500,000	1,506,048
Kraft Foods, Inc. 4.125%, due 2/9/16	2,375,000	2,578,602
Kroger Co. (The) 7.70%, due 6/1/29	1,000,000	1,331,839
Safeway, Inc. 6.25%, due 3/15/14	1,750,000	1,927,432

		9,066,227

Forest Products & Paper 0.2%
International Paper Co. 4.75%, due 2/15/22	1,825,000	1,939,887

	Principal Amount	Value

Gas 0.3%
KeySpan Gas East Corp. 5.819%, due 4/1/41 (a)	$2,000,000	$2,439,974

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	1,150,000	1,173,485

Health Care—Products 0.5%
Baxter International, Inc. 1.85%, due 1/15/17	550,000	554,275
Becton Dickinson and Co. 3.125%, due 11/8/21	1,550,000	1,603,455
Zimmer Holdings, Inc. 1.40%, due 11/30/14	2,325,000	2,322,870

		4,480,600

Health Care—Services 0.2%
Cigna Corp. 4.00%, due 2/15/22	2,100,000	2,080,544

Insurance 1.2%
AON Corp. 3.125%, due 5/27/16	1,350,000	1,365,329
Lincoln National Corp. 4.85%, due 6/24/21	650,000	662,205
Metropolitan Life Global Funding I
3.125%, due 1/11/16 (a)	1,325,000	1,359,649
5.125%, due 4/10/13 (a)	500,000	522,316
5.125%, due 6/10/14 (a)	2,700,000	2,907,166
Pricoa Global Funding I 4.625%, due 6/25/12 (a)	2,700,000	2,743,000
Principal Financial Group, Inc. 8.875%, due 5/15/19	810,000	1,008,486

		10,568,151

Lodging 0.4%
Marriott International, Inc. 5.625%, due 2/15/13	940,000	979,976
Wyndham Worldwide Corp. 6.00%, due 12/1/16	2,650,000	2,857,760

		3,837,736

Machinery—Diversified 0.1%
Deere & Co. 5.375%, due 10/16/29	1,100,000	1,382,336

Media 1.6%
Comcast Cable Communications Holdings, Inc. 8.375%, due 3/15/13	766,000	833,036

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	43

Portfolio of Investments††† December 31, 2011 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Media (continued)
NBC Universal Media LLC 4.375%, due 4/1/21	$1,800,000	$1,899,623
5.15%, due 4/30/20	1,000,000	1,113,375
News America, Inc. 6.40%, due 12/15/35	2,500,000	2,739,480
Scripps Networks Interactive, Inc. 2.70%, due 12/15/16	2,000,000	2,001,062
Time Warner Cable, Inc.
4.00%, due 9/1/21	1,150,000	1,163,487
6.75%, due 7/1/18	1,425,000	1,692,494
Time Warner, Inc. 6.10%, due 7/15/40	1,000,000	1,172,335
Viacom, Inc. 3.875%, due 12/15/21	2,225,000	2,271,433

		14,886,325

Mining 0.2%
Alcoa, Inc. 6.15%, due 8/15/20	425,000	441,565
Rio Tinto Finance USA, Ltd. 3.50%, due 11/2/20	1,000,000	1,022,105

		1,463,670

Miscellaneous—Manufacturing 0.2%
Illinois Tool Works, Inc. 4.875%, due 9/15/41 (a)	1,325,000	1,507,634

Oil & Gas 0.8%
ConocoPhillips 5.90%, due 5/15/38	1,500,000	1,897,362
Motiva Enterprises LLC 5.20%, due 9/15/12 (a)	600,000	612,497
Noble Energy, Inc. 6.00%, due 3/1/41	1,350,000	1,561,893
Pemex Project Funding Master Trust 5.75%, due 3/1/18	2,000,000	2,200,000
Valero Energy Corp. 6.625%, due 6/15/37	550,000	589,730

		6,861,482

Packaging & Containers 0.2%
Bemis Co., Inc. 5.65%, due 8/1/14	1,460,000	1,579,977

Pharmaceuticals 0.5%
AmerisourceBergen Corp. 3.50%, due 11/15/21	975,000	1,001,237
Aristotle Holding, Inc. 2.75%, due 11/21/14 (a)	2,450,000	2,479,704
Merck & Co., Inc. 5.95%, due 12/1/28	1,200,000	1,503,464

		4,984,405

	Principal Amount	Value

Pipelines 0.0%‡
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	$400,000	$450,898

Real Estate 0.2%
ProLogis, L.P. 6.625%, due 5/15/18	2,000,000	2,172,074

Real Estate Investment Trusts 0.7%
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	2,772,000	2,869,635
DDR Corp. 4.75%, due 4/15/18	2,000,000	1,913,614
Hospitality Properties Trust 6.30%, due 6/15/16	1,325,000	1,390,299

		6,173,548

Regional (State & Province) 0.2%
Province of Ontario Canada 1.60%, due 9/21/16	1,650,000	1,644,920

Retail 0.6%
Home Depot, Inc. 5.95%, due 4/1/41	1,000,000	1,290,192
Kohl’s Corp. 4.00%, due 11/1/21	1,400,000	1,434,362
Lowe’s Cos., Inc. 3.80%, due 11/15/21	1,400,000	1,469,885
Wal-Mart Stores, Inc. 5.00%, due 10/25/40	750,000	882,702

		5,077,141

Telecommunications 1.8%
♦AT&T, Inc.
5.35%, due 9/1/40	1,000,000	1,124,900
5.55%, due 8/15/41	5,000,000	5,887,085
Cellco Partnership/Verizon Wireless Capital LLC 8.50%, due 11/15/18	1,500,000	2,024,550
CenturyLink, Inc. 6.45%, due 6/15/21	2,525,000	2,529,651
Verizon Communications, Inc.
3.50%, due 11/1/21	1,650,000	1,717,851
7.35%, due 4/1/39	2,000,000	2,796,030

		16,080,067

Transportation 0.8%
Burlington Northern Santa Fe LLC 5.75%, due 5/1/40	1,000,000	1,196,412
CSX Corp. 4.75%, due 5/30/42	3,900,000	4,024,207
Norfolk Southern Corp. 5.64%, due 5/17/29	1,400,000	1,722,459

		6,943,078

44	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Trucking & Leasing 0.2%
TTX Co. 5.00%, due 4/1/12 (a)	$2,050,000	$2,063,128

Total Corporate Bonds (Cost $192,274,374)		205,580,679

Foreign Government Bond 0.0%‡
Sovereign 0.0%‡
Poland Government International Bond 5.00%, due 3/23/22	350,000	351,750

Total Foreign Government Bond (Cost $345,176)		351,750

Medium Term Notes 0.7%
Banks 0.1%
Morgan Stanley 6.625%, due 4/1/18	600,000	592,466

Cosmetics & Personal Care 0.3%
Colgate-Palmolive Co. 1.30%, due 1/15/17	2,500,000	2,483,317

Finance—Auto Loans 0.1%
Toyota Motor Credit Corp. 2.00%, due 9/15/16	1,500,000	1,514,927

Insurance 0.2%
Prudential Financial, Inc. 4.50%, due 11/16/21	2,000,000	2,020,084

Total Medium Term Notes (Cost $6,579,891)		6,610,794

Mortgage-Backed Securities 2.3%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.3%
Banc of America Funding Corp. Series 2006-7, Class T2A3 5.695%, due 10/25/36	715,285	405,448
Bear Stearns Commercial Mortgage Securities
Series 2006-PW11, Class A3 5.441%, due 3/11/39 (d)	1,000,000	1,067,976
Series 2006-PW11, Class AM 5.441%, due 3/11/39 (d)	500,000	508,146
Series 2006-PW13, Class A3 5.518%, due 9/11/41	1,000,000	1,049,153
Series 2006-PW12, Class AAB 5.695%, due 9/11/38 (d)	898,414	955,030
Series 2007-PW16, Class A4 5.715%, due 6/11/40 (d)	1,700,000	1,861,179

	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Citigroup Commercial Mortgage Trust Series 2006-C5, Class A4 5.431%, due 10/15/49	$3,700,000	$4,109,712
Credit Suisse Mortgage Capital Certificates Series 2006-C1, Class AM 5.419%, due 2/15/39 (c)	2,300,000	2,334,408
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-CB13, Class A4 5.278%, due 1/12/43 (d)	1,170,000	1,246,076
LB-UBS Commercial Mortgage Trust Series 2007-C6, Class A3 5.933%, due 7/15/40	1,000,000	1,058,479
Merrill Lynch Mortgage Trust Series 2005-LC1, Class A3 5.289%, due 1/12/44 (c)	2,500,000	2,530,057
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A3 5.172%, due 12/12/49 (d)	2,080,000	2,239,253
Structured Adjustable Rate Mortgage Loan Trust Series 2006-8, Class 4A3 5.433%, due 9/25/36 (d)	1,000,000	673,031
TBW Mortgage-Backed Pass-Through Certificates Series 2006-6, Class A2B 5.66%, due 1/25/37	1,719,499	757,708

Total Mortgage-Backed Securities (Cost $20,605,233)		20,795,656

U.S. Government & Federal Agencies 65.5%
Federal Home Loan Bank 0.5%
1.375%, due 5/28/14	4,200,000	4,282,769

♦Federal Home Loan Mortgage Corporation 2.7%
0.75%, due 11/25/14	10,000,000	10,017,560
2.00%, due 8/25/16	6,400,000	6,655,142
4.75%, due 1/19/16	2,000,000	2,303,868
5.50%, due 7/18/16	4,000,000	4,770,028
5.50%, due 2/1/40	616,087	669,342

		24,415,940

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 10.3%
3.50%, due 4/1/41 TBA (e)	1,000,000	1,026,719
4.00%, due 3/1/15	415,155	429,996
4.00%, due 7/1/23	881,811	926,842
4.00%, due 4/1/26	436,643	458,941
4.00%, due 1/1/31	933,711	984,943
4.00%, due 3/1/40 TBA (e)	14,900,000	15,626,375

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	45

Portfolio of Investments††† December 31, 2011 (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
4.50%, due 4/1/22	$456,892	$486,653
4.50%, due 4/1/23	104,489	110,870
4.50%, due 6/1/24	248,873	263,879
4.50%, due 7/1/24	577,040	611,832
4.50%, due 5/1/25	1,160,434	1,230,583
4.50%, due 4/1/31	925,964	985,802
4.50%, due 9/1/35	787,514	836,682
4.50%, due 9/1/38	609,795	646,914
4.50%, due 2/1/39	1,157,952	1,228,077
4.50%, due 4/1/39	1,161,907	1,232,271
4.50%, due 6/1/39	2,164,442	2,295,520
4.50%, due 11/1/39	6,353,738	6,738,516
4.50%, due 12/1/39	836,783	887,458
4.50%, due 2/1/40	360,699	382,542
4.50%, due 4/1/40	772,723	819,518
4.50%, due 8/1/40	733,437	777,624
4.50%, due 9/1/40	2,559,529	2,713,733
4.50%, due 11/1/40	3,927,650	4,164,279
5.00%, due 3/1/23	46,958	50,447
5.00%, due 6/1/23	559,203	599,797
5.00%, due 8/1/23	82,233	88,203
5.00%, due 7/1/24	468,466	503,278
5.00%, due 6/1/30	899,528	967,587
5.00%, due 8/1/35	446,653	480,586
5.00%, due 8/1/37	1,996,319	2,147,361
5.00%, due 9/1/38	180,906	194,593
5.00%, due 2/1/39	2,277,246	2,449,543
5.00%, due 3/1/40	4,032,007	4,336,439
5.00%, due 4/1/40	789,279	848,873
5.00%, due 2/1/41	2,595,200	2,795,608
5.50%, due 12/1/18	386,441	419,083
5.50%, due 9/1/21	466,690	505,527
5.50%, due 9/1/22	407,990	443,344
5.50%, due 9/1/37	4,340,834	4,716,062
5.50%, due 8/1/38	1,947,761	2,116,128
5.50%, due 10/1/38	1,743,716	1,894,446
5.50%, due 12/1/38	4,939,873	5,366,883
5.50%, due 1/1/39	1,507,760	1,638,093
6.00%, due 7/1/21	1,178,208	1,289,174
6.00%, due 8/1/36	2,111,240	2,326,067
6.00%, due 2/1/37	304,941	335,970
6.00%, due 9/1/37	2,005,674	2,205,998
6.00%, due 11/1/37	809,546	890,402
6.00%, due 12/1/37	3,405,709	3,748,682
6.00%, due 10/1/38	28,085	30,882
6.50%, due 7/1/17	90,310	99,225
6.50%, due 11/1/35	168,495	190,748
6.50%, due 8/1/37	268,478	301,251

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
6.50%, due 11/1/37	$553,566	$621,138
6.50%, due 9/1/39	1,438,322	1,613,893
7.00%, due 1/1/33	705,005	810,154
7.00%, due 9/1/33	232,973	267,859

		93,159,893

♦Federal National Mortgage Association 2.9%
0.60%, due 10/25/13	4,400,000	4,400,189
0.75%, due 12/19/14	1,000,000	1,003,083
0.85%, due 10/24/14	4,200,000	4,208,337
1.375%, due 11/15/16	6,400,000	6,456,525
2.75%, due 3/13/14	9,600,000	10,059,514

		26,127,648

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 16.6%
3.50%, due 11/1/25 TBA (e)	19,600,000	20,494,250
3.50%, due 11/1/40	848,635	873,538
3.50%, due 3/1/41 TBA (e)	8,900,000	9,153,094
4.00%, due 8/1/18	1,766,634	1,879,208
4.00%, due 10/1/20	471	500
4.00%, due 3/1/22	253,378	267,808
4.00%, due 4/1/24	3,495,370	3,687,519
4.00%, due 12/1/24	288,520	304,381
4.00%, due 12/1/25	4,186,288	4,416,418
4.00%, due 4/1/31	1,403,096	1,482,713
4.00%, due 3/1/40 TBA (e)	9,000,000	9,454,219
4.00%, due 7/1/40	2,604,863	2,740,311
4.00%, due 10/1/40	981,607	1,032,092
4.00%, due 11/1/40	5,401,672	5,679,489
4.50%, due 5/1/24	3,372,784	3,598,773
4.50%, due 4/1/31	1,380,781	1,476,761
4.50%, due 6/1/39 TBA (e)	4,200,000	4,469,063
4.50%, due 3/1/40	3,146,380	3,350,831
4.50%, due 4/1/41	2,312,769	2,463,052
4.50%, due 6/1/41	3,010,670	3,206,304
4.50%, due 7/1/41	7,490,293	7,977,011
4.50%, due 9/1/41	992,038	1,056,500
5.00%, due 12/1/23	2,166,315	2,331,695
5.00%, due 4/1/31	949,012	1,025,708
5.00%, due 3/1/34	1,523,739	1,684,500
5.00%, due 4/1/34	3,543,871	3,917,763
5.00%, due 4/1/35	726,687	785,870
5.00%, due 2/1/36	1,612,236	1,743,036
5.00%, due 11/1/36 TBA (e)	1,400,000	1,512,438
5.00%, due 5/1/37	5,421	5,860
5.00%, due 1/1/38	748,939	809,582
5.00%, due 2/1/38	680,716	735,835
5.00%, due 3/1/38	504,609	550,751
5.00%, due 4/1/38	469,838	507,882
5.00%, due 5/1/38	7,281,061	7,870,629

46	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 7/1/38	$877,518	$958,265
5.50%, due 5/1/16	28,383	30,402
5.50%, due 1/1/21	12,276	13,358
5.50%, due 12/1/21	39,384	42,785
5.50%, due 1/1/22	262,063	284,690
5.50%, due 2/1/22	14,066	15,273
5.50%, due 10/1/28	4,100,000	4,464,019
5.50%, due 4/1/35 TBA (e)	5,000,000	5,444,530
5.50%, due 7/1/35	213,932	233,595
5.50%, due 2/1/37	2,286,658	2,493,998
5.50%, due 8/1/37	1,086,581	1,186,448
5.50%, due 2/1/38	772,320	841,614
5.50%, due 3/1/38	3,397,286	3,702,099
5.50%, due 4/1/38	721,279	785,994
5.50%, due 7/1/38	755,886	823,706
5.50%, due 10/1/38	600,000	653,834
5.50%, due 11/1/39	1,194,272	1,301,425
6.00%, due 9/1/35 TBA (e)	500,000	550,547
6.00%, due 1/1/36	7,371	8,131
6.00%, due 3/1/36	358,833	395,850
6.00%, due 10/1/38	4,206,649	4,636,373
6.00%, due 12/1/38	4,620,330	5,091,189
6.50%, due 10/1/36	535,583	601,546
6.50%, due 1/1/37	995,099	1,117,656
6.50%, due 8/1/37	137,675	154,115
6.50%, due 10/1/37	629,550	704,725
7.00%, due 9/1/37	191,211	218,393
7.00%, due 10/1/37	8,152	9,311
7.00%, due 11/1/37	19,312	22,057
7.50%, due 7/1/28	67,367	79,701

		149,411,013

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 7.1%
3.50%, due 10/15/40	488,127	510,612
3.50%, due 3/1/41 TBA (e)	1,000,000	1,044,375
4.00%, due 9/1/40 TBA (e)	4,900,000	5,256,015
4.00%, due 2/1/41 TBA (e)	1,000,000	1,069,531
4.00%, due 3/15/41	999,999	1,074,343
4.00%, due 6/20/41	3,383,661	3,625,698
4.50%, due 8/1/39 TBA (e)	500,000	544,765
4.50%, due 1/15/40	8,300,000	9,054,002
4.50%, due 6/1/40 TBA (e)	1,600,000	1,742,500
4.50%, due 6/15/40	928,534	1,012,885
4.50%, due 6/20/40	2,778,340	3,038,288
4.50%, due 9/15/40	5,687,055	6,226,792
4.50%, due 4/20/41	935,295	1,022,072
5.00%, due 1/15/39	296,671	328,943
5.00%, due 3/15/39	2,002,968	2,220,853

	Principal Amount	Value

Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 8/15/39	$306,960	$340,351
5.00%, due 9/15/39	2,034,335	2,265,168
5.00%, due 7/15/40	1,570,961	1,741,852
5.00%, due 9/20/40	7,221,809	7,994,091
5.50%, due 1/20/35	22,937	25,888
5.50%, due 7/15/35	243,529	274,388
5.50%, due 8/15/35	256,451	288,948
5.50%, due 4/1/36 TBA (e)	1,000,000	1,122,344
5.50%, due 5/15/36	291,075	327,323
5.50%, due 6/15/38	472,660	530,930
5.50%, due 8/15/38	574,330	645,134
5.50%, due 3/20/39	2,492,770	2,785,589
5.50%, due 7/15/39	705,149	792,264
5.50%, due 12/15/39	239,856	269,501
6.00%, due 1/15/36	487,481	553,108
6.00%, due 11/15/37	248,469	281,686
6.00%, due 12/15/37	1,714,339	1,944,061
6.00%, due 9/15/38	1,626,546	1,843,486
6.00%, due 10/15/38	793,096	898,876
6.50%, due 1/15/36	331,430	378,131
6.50%, due 3/15/36	236,897	271,092
6.50%, due 6/15/36	305,747	348,829
6.50%, due 9/15/36	80,184	91,759
6.50%, due 7/15/37	326,755	372,337
7.00%, due 7/15/31	76,359	89,617

		64,248,427

♦United States Treasury Bonds 3.7%
3.75%, due 8/15/41	6,000,000	7,056,564
4.25%, due 11/15/40	7,000,000	8,927,184
4.375%, due 5/15/41	6,890,000	8,977,457
4.75%, due 2/15/41	4,370,000	6,022,406
6.25%, due 8/15/23	2,000,000	2,862,500

		33,846,111

♦United States Treasury Notes 21.7%
0.25%, due 11/30/13	28,620,000	28,623,349
0.375%, due 7/31/13	14,920,000	14,955,554
0.375%, due 11/15/14	9,870,000	9,876,169
0.625%, due 12/31/12	15,000,000	15,070,320
0.875%, due 11/30/16	41,555,000	41,681,618
1.25%, due 9/30/15	16,000,000	16,415,008
1.375%, due 9/30/18	11,000,000	11,059,301
1.375%, due 11/30/18	2,000,000	2,006,876
1.50%, due 7/31/16	2,765,000	2,858,535
1.50%, due 8/31/18	22,040,000	22,361,982
1.875%, due 8/31/17	6,000,000	6,279,846
2.00%, due 11/15/21	7,310,000	7,393,378
2.25%, due 7/31/18	8,100,000	8,615,111
3.125%, due 5/15/19	8,000,000	8,970,000

		196,167,047

Total U.S. Government & Federal Agencies (Cost $578,833,613)		591,658,848

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	47

Portfolio of Investments††† December 31, 2011 (continued)

	Principal Amount	Value

Yankee Bonds 5.7% (f)
Aerospace & Defense 0.2%
BAE Systems PLC 4.75%, due 10/11/21 (a)	$2,000,000	$2,035,400

Banks 2.0%
Abbey National Treasury Services PLC 4.00%, due 4/27/16	1,550,000	1,390,587
Bank of Nova Scotia 1.25%, due 11/7/14 (a)	1,850,000	1,842,184
Credit Suisse/New York NY
5.30%, due 8/13/19	525,000	541,438
5.40%, due 1/14/20	250,000	235,791
HSBC Bank PLC
3.50%, due 6/28/15 (a)	2,450,000	2,469,781
4.125%, due 8/12/20 (a)	1,300,000	1,282,793
Korea Development Bank 3.875%, due 5/4/17	1,300,000	1,283,729
National Bank of Canada 2.20%, due 10/19/16 (a)	1,100,000	1,109,107
Nordea Bank Sweden AB 5.25%, due 11/30/12 (a)	4,200,000	4,315,404
Svenska Handelsbanken AB 4.875%, due 6/10/14 (a)	1,000,000	1,040,511
UBS AG/Stamford CT 2.25%, due 1/28/14	2,800,000	2,724,730

		18,236,055

Beverages 0.2%
Diageo Capital PLC 5.75%, due 10/23/17	1,750,000	2,053,508

Finance—Investment Banker/Broker 0.1%
BNP Paribas Home Loan Covered Bonds S.A. 2.20%, due 11/2/15 (a)	500,000	480,784
Credit Suisse A.G./Guernsey 2.60%, due 5/27/16 (a)	575,000	582,699

		1,063,483

Iron & Steel 0.1%
ArcelorMittal 5.50%, due 3/1/21	575,000	527,798

Media 0.1%
Thomson Reuters Corp. 5.25%, due 8/15/13	500,000	529,605

Mining 0.7%
Barrick Gold Corp. 1.75%, due 5/30/14	1,300,000	1,312,817
BHP Billiton Finance USA, Ltd. 3.25%, due 11/21/21	1,750,000	1,801,800

	Principal Amount	Value

Mining (continued)
Rio Tinto Finance USA, Ltd. 3.75%, due 9/20/21	$1,750,000	$1,833,758
Teck Resources, Ltd. 3.15%, due 1/15/17	1,000,000	1,021,596

		5,969,971

Miscellaneous—Manufacturing 0.2%
Ingersoll-Rand Global Holding Co., Ltd. 6.00%, due 8/15/13	1,820,000	1,945,505

Oil & Gas 0.8%
BP Capital Markets PLC
3.561%, due 11/1/21	975,000	1,015,057
5.25%, due 11/7/13	1,850,000	1,984,243
Petroleos Mexicanos 4.875%, due 3/15/15	800,000	851,000
Statoil ASA 3.125%, due 8/17/17	3,000,000	3,164,103

		7,014,403

Pharmaceuticals 0.4%
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	800,000	940,202
Sanofi S.A. 4.00%, due 3/29/21	1,000,000	1,107,938
Teva Pharmaceutical Finance Co. B.V. 3.65%, due 11/10/21	2,000,000	2,034,270

		4,082,410

Telecommunications 0.6%
America Movil SAB de C.V. 2.375%, due 9/8/16	1,900,000	1,894,707
Deutsche Telekom International Finance B.V. 3.125%, due 4/11/16 (a)	1,000,000	1,007,424
France Telecom S.A. 4.125%, due 9/14/21	850,000	856,862
Telecom Italia Capital S.A. 5.25%, due 10/1/15	250,000	229,332
Telefonica Emisiones SAU
3.729%, due 4/27/15	1,350,000	1,294,620
5.134%, due 4/27/20	725,000	681,006

		5,963,951

Transportation 0.3%
Canadian National Railway Co. 1.45%, due 12/15/16	2,375,000	2,361,684

Total Yankee Bonds (Cost $50,938,576)		51,783,773

Total Long-Term Bonds (Cost $870,474,507)		894,370,837

48	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investments 8.7%
Other Commercial Paper 8.7%
Baker Hughes, Inc. 0.09%, due 1/3/12 (a)(g)	$25,091,000	$25,090,874
Bard C R, Inc. 0.30%, due 1/4/12 (a)(g)	5,000,000	4,999,875
Chugach Electric Association I
0.18%, due 1/12/12 (a)(g)	4,000,000	3,999,780
0.21%, due 1/4/12 (a)(g)	5,000,000	4,999,912
Florida Power & Light Co. 0.17%, due 1/9/12 (g)	3,000,000	2,999,887
Oglethorpe Power Corp. 0.16%, due 1/12/12 (a)(g)	15,000,000	14,999,267
Southern Co. Funding Corp. 0.15%, due 1/12/12 (a)(g)	10,000,000	9,999,542
WGL Holdings, Inc.
0.25%, due 1/6/12 (a)(g)	5,400,000	5,399,812
0.284%, due 1/18/12 (a)(g)	2,000,000	1,999,736
Wisconsin Public Service 0.22%, due 1/26/12 (g)	4,300,000	4,299,343

Total Short-Term Investments (Cost $78,788,028)		78,788,028

Total Investments (Cost $949,262,535) (h)	107.6%	973,158,865
Other Assets, Less Liabilities	(7.6)	(69,005,064)
Net Assets	100.0%	$904,153,801
‡	Less than one-tenth of a percent.

†††	On a daily basis New York Life Investments confirms that the value of the Portfolio’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(b)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities at December 31, 2011 is $9,465,645, which represents 1.0% of the Portfolio’s net assets.
(c)	Floating rate—Rate shown is the rate in effect at December 31, 2011.

(d)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect at December 31, 2011.

(e)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at December 31, 2011 is $78,510,765, which represents 8.7% of the Portfolio’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.

(f)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.

(g)	Interest rate presented is yield to maturity.

(h)	At December 31, 2011, cost is $949,361,127 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$29,860,589
Gross unrealized depreciation	(6,062,851)

Net unrealized appreciation	$23,797,738

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	49

Portfolio of Investments††† December 31, 2011 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$17,589,337	$—	$17,589,337
Corporate Bonds	—	205,580,679	—	205,580,679
Foreign Government Bond	—	351,750	—	351,750
Medium Term Notes	—	6,610,794	—	6,610,794
Mortgage-Backed Securities	—	20,795,656	—	20,795,656
U.S. Government & Federal Agencies	—	591,658,848	—	591,658,848
Yankee Bonds	—	51,783,773	—	51,783,773

Total Long-Term Bonds	—	894,370,837	—	894,370,837

Short-Term Investments
Other Commercial Paper	—	78,788,028	—	78,788,028

Total Investments in Securities	$—	$973,158,865	$—	$973,158,865

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

50	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2011

Assets
Investment in securities, at value (identified cost $949,262,535)	$973,158,865
Cash	63,265
Receivables:
Interest	4,796,591
Investment securities sold	4,019,112
Fund shares sold	1,104,255
Other assets	14,777

Total assets	983,156,865

Liabilities
Payables:
Investment securities purchased	78,321,545
Manager (See Note 3)	370,593
Fund shares redeemed	90,089
NYLIFE Distributors (See Note 3)	78,439
Shareholder communication	72,006
Professional fees	62,843
Custodian	4,700
Trustees	1,679
Accrued expenses	1,170

Total liabilities	79,003,064

Net assets	$904,153,801

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$60,614
Additional paid-in capital	823,334,035

823,394,649
Undistributed net investment income	24,060,033
Accumulated net realized gain (loss) on investments and futures transactions	32,802,789
Net unrealized appreciation (depreciation) on investments	23,896,330

Net assets	$904,153,801

Initial Class
Net assets applicable to outstanding shares	$530,001,336

Shares of beneficial interest outstanding	35,410,622

Net asset value per share outstanding	$14.97

Service Class
Net assets applicable to outstanding shares	$374,152,465

Shares of beneficial interest outstanding	25,203,412

Net asset value per share outstanding	$14.85

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	51

Statement of Operations for the year ended December 31, 2011

Investment Income (Loss)
Income
Interest	$28,063,808

Expenses
Manager (See Note 3)	4,249,807
Distribution and service - Service Class (See Note 3)	840,634
Shareholder communication	177,610
Professional fees	109,088
Custodian	53,948
Trustees	24,122
Miscellaneous	35,869

Total expenses	5,491,078

Net investment income (loss)	22,572,730

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	35,702,025
Futures transactions	(301,387)

Net realized gain (loss) on investments and futures transactions	35,400,638

Net change in unrealized appreciation (depreciation) on investments	2,010,809

Net realized and unrealized gain (loss) on investments and futures transactions	37,411,447

Net increase (decrease) in net assets resulting from operations	$59,984,177

52	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2011 and December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$22,572,730	$25,788,063
Net realized gain (loss) on investments and futures transactions	35,400,638	13,952,158
Net change in unrealized appreciation (depreciation) on investments	2,010,809	18,781,524

Net increase (decrease) in net assets resulting from operations	59,984,177	58,521,745

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(16,245,157)	(16,585,825)
Service Class	(10,612,205)	(9,305,652)

	(26,857,362)	(25,891,477)

From net realized gain on investments:
Initial Class	(7,544,161)	(6,894,075)
Service Class	(5,252,432)	(4,070,171)

	(12,796,593)	(10,964,246)

Total dividends and distributions to shareholders	(39,653,955)	(36,855,723)

Capital share transactions:
Net proceeds from sale of shares	253,774,025	231,847,321
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	39,653,955	36,855,723
Cost of shares redeemed	(285,693,870)	(152,295,098)

Increase (decrease) in net assets derived from capital share transactions	7,734,110	116,407,946

Net increase (decrease) in net assets	28,064,332	138,073,968

Net Assets
Beginning of year	876,089,469	738,015,501

End of year	$904,153,801	$876,089,469

Undistributed net investment income at end of year	$24,060,033	$26,857,313

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	53

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2011	2010	2009	2008		2007
Net asset value at beginning of year	$14.63	$14.17	$13.82	$13.96		$13.60

Net investment income (loss)	0.40 (a)	0.48 (a)	0.56 (a)	0.64	(a)	0.53
Net realized and unrealized gain (loss) on investments	0.66	0.64	0.51	(0.16)		0.35

Total from investment operations	1.06	1.12	1.07	0.48		0.88

Less dividends and distributions:
From net investment income	(0.49)	(0.47)	(0.67)	(0.62)		(0.52)
From net realized gain on investments	(0.23)	(0.19)	(0.05)	(0.00	) ‡	—

Total dividends and distributions	(0.72)	(0.66)	(0.72)	(0.62)		(0.52)

Net asset value at end of year	$14.97	$14.63	$14.17	$13.82		$13.96

Total investment return	7.24%	7.84%	7.77%	3.72%		6.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.70%	3.26%	3.97%	4.58%		4.89%
Net expenses	0.54%	0.55%	0.55%	0.54%		0.50%
Portfolio turnover rate (b)	293%	127%	158%	304%		265%
Net assets at end of year (in 000’s)	$530,001	$554,818	$515,186	$451,804		$508,892

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 231%, 97%, 151%, 297%, and 256% for the fiscal years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

	Service Class
	Year ended December 31,
	2011	2010	2009	2008		2007
Net asset value at beginning of year	$14.53	$14.09	$13.75	$13.90		$13.55

Net investment income (loss)	0.36 (a)	0.44 (a)	0.52 (a)	0.60	(a)	0.49
Net realized and unrealized gain (loss) on investments	0.65	0.63	0.51	(0.15)		0.35

Total from investment operations	1.01	1.07	1.03	0.45		0.84

Less dividends and distributions:
From net investment income	(0.46)	(0.44)	(0.64)	(0.60)		(0.49)
From net realized gain on investments	(0.23)	(0.19)	(0.05)	(0.00	) ‡	—

Total dividends and distributions	(0.69)	(0.63)	(0.69)	(0.60)		(0.49)

Net asset value at end of year	$14.85	$14.53	$14.09	$13.75		$13.90

Total investment return	6.98%	7.58%	7.50%	3.47%		6.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.43%	2.99%	3.70%	4.34%		4.64%
Net expenses	0.79%	0.80%	0.80%	0.79%		0.75%
Portfolio turnover rate (b)	293%	127%	158%	304%		265%
Net assets at end of year (in 000’s)	$374,152	$321,271	$222,830	$182,241		$139,595

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 231%, 97%, 151%, 297%, and 256% for the fiscal years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

54	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Cash Management Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns for the Year Ended December 31, 2011

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	0.01%	1.40%	1.74%	0.50%

7-Day Current Yield: 0.01%[3]

Benchmark Performance	One Year	Five Years	Ten Years
Average Lipper Variable Products Money Market Portfolio[4]	–0.03%	1.42%	1.72%

1.	Performance figures reflect certain fee waivers, without which total returns may have been lower. For information on current expense limitations, please refer to the notes to the financial statements. Performance figures shown for the ten-year period ended December 31, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 1.71% for Initial Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of December 31, 2011, MainStay VP Cash Management Portfolio had an effective 7-day yield of 0.01% and a 7-day current yield of 0.01%. The current yield is more reflective of the Portfolio’s earnings than the total return.
4.	The Average Lipper Variable Products Money Market Portfolio is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper universe. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	55

Cost in Dollars of a $1,000 Investment in MainStay VP Cash Management Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2011, to December 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2011, to December 31, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/11	Ending Account Value (Based on Actual Returns and Expenses) 12/31/11	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/11	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,000.10	$0.66	$1,024.60	$0.66

1.	Expenses are equal to the Portfolio’s net annualized expense ratio of 0.13% multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

56	MainStay VP Cash Management Portfolio

Portfolio Composition as of December 31, 2011 (Unaudited)

See Portfolio of Investments beginning on page 60 for specific holdings within these categories.

mainstayinvestments.com	57

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by David Clement, CFA, and Thomas J. Girard of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Cash Management Portfolio perform relative to its peers and its benchmark during the 12 months ended December 31, 2011?

As of December 31, 2011, MainStay VP Cash Management Portfolio Initial Class shares provided a 7-day current yield of 0.01% and a 7-day effective yield of 0.01%. For the 12 months ended December 31, 2011, Initial Class shares of MainStay VP Cash Management Portfolio returned 0.01%. The Portfolio outperformed the –0.03% return of the average Lipper2 Variable Products Money Market Portfolio for the 12 months ended December 31, 2011.

What significant factors and risks influenced the markets in which the Portfolio invested during the reporting period?

During the 12 month reporting period, short-term interest rates remained at historically low levels. Several forces affected results in the money market. Among them were a central bank that remained handcuffed because of a tenuous economic recovery; volatility because of difficulties in the Eurozone, particularly Greece; and a reduced supply of U.S. Treasury bills as the government’s supplemental financing program wound down. During 2011, rates on repurchase agreements declined and increased corporate issuance of non-money-market-eligible floating-rate securities put downward pressure on existing eligible paper.

What key factors affected the Portfolio’s performance during the reporting period?

On the positive side, asset-backed securities continued to add to performance. Floating-rate agency securities also strengthened the Portfolio’s results.

On the negative side, lower rates on repurchase agreements detracted from the Portfolio’s performance because we used these instruments to satisfy the five-day liquidity requirement instituted by regulators last year. Some of the longer-dated higher-yielding assets purchased in 2009 (FDIC-backed floating-rate securities) began to mature, and it was difficult to find replacements with comparable backing and yield. Although European banks provided higher yields than many other sectors, the Portfolio maintained an underweight position in the sector in light of market concerns about European sovereign debt.

What was the Portfolio’s duration3 strategy during the reporting period?

During the reporting period, the target duration of the Portfolio was kept relatively long (from 50 to 55 days), in an effort to enhance yield in a somewhat interest-rate stable environment. This strategy was particularly effective in any LIBOR-based investments because of the relative steepness of the LIBOR2 yield curve4 in relation to the U.S. Treasury yield curve.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

During the first half of the period, the Federal Open Market Committee (FOMC) kept the federal funds target rate in a very low range, which gave us confidence to move further out an upward-sloping yield curve. We did so primarily with longer-dated U.S. Treasury coupon securities and asset-backed securities. (Asset-backed securities must be booked to their legal maturity even though their average lives are generally much shorter.)

We hedged this view by participating in the floating-rate securities market. In our opinion, the use of floating-rate securities offered two potential advantages. First, if interest rates rose, we would participate in the upward movement. Second, floating-rate securities offered what we felt were compelling yields compared to other available investments.

Later in the reporting period, negative sentiment regarding the Eurozone sovereign debt crisis was at the forefront of the market. This resulted in significant downward pressure on U.S. Treasury rates as money funds began to pare back their holdings of European bank paper and crowd the U.S. Treasury bill market. As a result, the long-dated U.S. Treasury trade that existed earlier in the reporting period largely dried up. Also, with the FOMC announcing that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013,” the flow of higher-yielding floating-rate assets slowed to a trickle. This forced the Portfolio into the already crowded government and domestic commercial paper markets.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

For the 12 months ended December 31, 2011, the strongest contributions to the Portfolio’s performance came from floating-rate securities (corporate and agency floaters) and asset-backed securities. (Contributions take weightings and total returns into account.) The weakest contributors to the Portfolio’s performance were repurchase agreements and the Portfolio’s nonparticipation in longer-maturity Yankee bank issues.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	Please refer to page 35 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

58	MainStay VP Cash Management Portfolio

Did the Portfolio make any significant purchases or sales during the reporting period?

A few issues that broadened the Portfolio’s exposure and added to return included the asset-backed securities of Great America Leasing Corporation and MacQuarie Equipment Finance. The Portfolio’s yield was also strengthened by investments in the floating-rate securities of Federal Farm Credit Bank, Federal Home Loan Bank, Toronto Dominion Bank and Sanofi-Aventis, S.A.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, we increased the Portfolio’s sector weightings in U.S. Treasury securities, certificates of deposit and floating-rate securities. The Portfolio decreased its sector weightings in FDIC-backed securities, agency securities, repurchase agreements and asset-backed securities.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2011, the Portfolio’s largest sectors were U.S. Treasury securities and industrial commercial paper. The Portfolio continued to be light in its exposure to European banks.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	59

Portfolio of Investments December 31, 2011

	Principal Amount	Amortized Cost

Short-Term Investments 93.3%†
Certificates of Deposit 11.7%
Bank of Montreal 0.06%, due 1/11/12	$11,310,000	$11,310,000
0.08%, due 2/1/12	11,340,000	11,340,000
Bank of Nova Scotia 0.38%, due 3/22/12 (a)	9,525,000	9,525,000
National Australia Bank Ltd. 0.31%, due 1/9/12	9,525,000	9,525,000
0.42%, due 5/7/12	10,000,000	10,000,000
0.52%, due 6/5/12	6,000,000	6,000,000
Royal Bank of Canada 0.03%, due 1/10/12 (b)	11,310,000	11,310,000
Toronto-Dominion Bank (The)
0.355%, due 9/20/12 (a)	9,570,000	9,570,000
0.356%, due 1/12/12 (a)	6,640,000	6,640,000
Westpac Banking Corp.
0.32%, due 2/1/12	9,500,000	9,500,000
0.46%, due 3/23/12	9,525,000	9,525,000

		104,245,000

Financial Company Commercial Paper 17.4%
American Honda Finance Corp. 0.15%, due 1/19/12 (b)	11,985,000	11,984,101
Bank of Nova Scotia 0.03%, due 1/4/12 (b)	13,195,000	13,194,967
General Electric Capital Corp.
0.15%, due 1/11/12 (b)	4,270,000	4,269,822
0.15%, due 3/6/12 (b)	13,770,000	13,766,271
John Deere Bank S.A.
0.07%, due 1/6/12 (b)(c)	4,500,000	4,499,956
0.10%, due 1/18/12 (b)(c)	13,822,000	13,821,347
John Deere Credit, Inc. 0.10%, due 1/24/12 (b)(c)	9,057,000	9,056,421
JPMorgan Chase & Co. 0.01%, due 1/4/12 (b)	11,305,000	11,304,991
National Rural Utilities Cooperative Finance Corp.
0.071%, due 1/27/12 (b)	6,785,000	6,784,657
0.10%, due 1/4/12 (b)	5,775,000	5,774,952
0.11%, due 1/25/12 (b)	10,000,000	9,999,267
PACCAR Financial Corp.
0.13%, due 3/2/12 (b)	13,770,000	13,766,967
0.17%, due 2/15/12 (b)	9,330,000	9,328,017
Private Export Funding Corp. 0.10%, due 1/30/12 (b)(c)	12,621,000	12,619,983
0.10%, due 3/20/12 (b)(c)	6,785,000	6,783,511
0.11%, due 2/15/12 (b)(c)	1,675,000	1,674,770
0.12%, due 3/1/12 (b)(c)	2,870,000	2,869,426
Vectren Utility Holdings, Inc. 0.53%, due 1/5/12 (b)(c)	3,500,000	3,499,794

		154,999,220

	Principal Amount	Amortized Cost

Government Agency Debt 5.5%
Federal Farm Credit Bank 0.10%, due 7/5/12 (a)	$9,240,000	$9,235,800
0.25%, due 1/12/12 (a)	8,320,000	8,320,000
Federal Home Loan Bank 0.01%, due 2/22/12	12,000,000	11,999,827
0.17%, due 1/24/12 (a)	6,640,000	6,640,000
Federal National Mortgage Association
0.30%, due 9/13/12 (a)	2,695,000	2,696,893
0.315%, due 9/17/12 (a)	10,330,000	10,335,403

		49,227,923

Other Commercial Paper 25.2%
American Water Capital Corp. 0.55%, due 1/9/12 (b)(c)	3,500,000	3,499,572
Campbell Soup Co. 0.08%, due 1/31/12 (b)(c)	5,720,000	5,719,619
0.09%, due 1/17/12 (b)(c)	8,082,000	8,081,677
Coca-Cola Co. (The)
0.11%, due 2/16/12 (b)(c)	9,305,000	9,303,692
0.13%, due 3/14/12 (b)(c)	4,317,000	4,315,862
DCP Midstream LLC 0.55%, due 1/11/12 (b)(c)	3,485,000	3,484,468
Devon Energy Corp. 0.45%, due 1/6/12 (b)(c)	3,490,000	3,489,782
Emerson Electric Co.
0.06%, due 1/5/12 (b)(c)	3,562,000	3,561,976
0.06%, due 2/17/12 (b)(c)	1,379,000	1,378,892
0.07%, due 1/30/12 (b)(c)	9,000,000	8,999,493
Henkel of America, Inc.
0.15%, due 1/9/12 (b)(c)	6,900,000	6,899,770
0.15%, due 1/23/12 (b)(c)	3,355,000	3,354,692
Hewlett-Packard Co. 0.22%, due 1/17/12 (b)(c)	8,420,000	8,419,177
John Deere Canada ULC 0.06%, due 2/16/12 (b)(c)	3,350,000	3,349,743
Johnson & Johnson 0.04%, due 1/27/12 (b)(c)	11,475,000	11,474,668
L’Oreal U.S.A., Inc. 0.08%, due 2/7/12 (b)(c)	5,440,000	5,439,553
Nestle Capital Corp. 0.05%, due 1/20/12 (b)(c)	4,590,000	4,589,879
0.05%, due 2/13/12 (b)(c)	17,235,000	17,233,971
NSTAR 0.09%, due 1/3/12 (b)(c)	7,595,000	7,594,962
NSTAR Electric Co. 0.07%, due 1/3/12 (b)	3,630,000	3,629,986
PepsiCo, Inc. 0.05%, due 2/13/12 (b)(c)	4,520,000	4,519,730
0.06%, due 1/23/12 (b)(c)	4,545,000	4,544,833
Procter & Gamble Co. (The) 0.07%, due 3/27/12 (b)(c)	10,500,000	10,498,244
0.10%, due 2/14/12 (b)(c)	9,525,000	9,523,836

60	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Amortized Cost

Short-Term Investments (continued)
Other Commercial Paper (continued)
Roche Holdings, Inc. 0.05%, due 2/6/12 (b)(c)	$6,785,000	$6,784,661
0.06%, due 1/17/12 (b)(c)	13,025,000	13,024,653
0.06%, due 2/21/12 (b)(c)	6,785,000	6,784,423
Schlumberger Holdings Corp. 0.05%, due 1/27/12 (b)(c)	11,305,000	11,304,592
South Carolina Fuel Co., Inc. 0.50%, due 1/10/12 (b)(c)	3,485,000	3,484,564
Southern Co. Funding Corp. 0.15%, due 1/20/12 (b)(c)	3,965,000	3,964,686
0.18%, due 1/9/12 (b)(c)	6,566,000	6,565,737
0.18%, due 1/20/12 (b)(c)	2,530,000	2,529,760
0.20%, due 2/2/12 (b)(c)	13,250,000	13,247,644
Virginia Electric and Power Co. 0.40%, due 1/10/12 (b)	3,440,000	3,439,656

		224,038,453

Other Notes 4.5%
BMW Vehicle Lease Trust Series 2011-1, Class A1 0.289%, due 4/20/12	128,390	128,390
BMW Vehicle Owner Trust Series 2011-A, Class A1 0.306%, due 9/25/12	764,519	764,519
CNH Equipment Trust Series 2011-A, Class A1 0.336%, due 5/15/12	495,473	495,473
Series 2011-B, Class A1 0.384%, due 10/12/12	2,878,865	2,878,865
Enterprise Fleet Financing LLC Series 2011-2, Class A1 0.384%, due 7/20/12 (c)	1,135,644	1,135,644
Ford Credit Auto Lease Trust Series 2011-A, Class A1 0.261%, due 7/15/12 (c)	960,283	960,283
Ford Credit Auto Owner Trust Series 2011-B, Class A1 0.219%, due 8/15/12 (c)	121,919	121,919
GE Equipment Midticket LLC Series 2011-1, Class A1 0.429%, due 10/22/12	1,247,102	1,247,102
GE Equipment Transportation LLC Series 2011-1, Class A1 0.294%, due 7/20/12	447,217	447,217
Holmes Master Issuer PLC Series 2011-3A, Class A1 0.408%, due 7/15/12 (a)(c)	11,490,000	11,490,000

	Principal Amount	Amortized Cost

Other Notes (continued)
Huntington Auto Trust Series 2011-1A, Class A1 0.364%, due 9/17/12 (c)	$1,008,032	$1,008,032
International Bank for Reconstruction & Development 0.22%, due 7/25/12 (a)	6,700,000	6,700,000
John Deere Owner Trust Series 2011-A, Class A1 0.306%, due 5/11/12	262,536	262,536
Macquarie Equipment Funding Trust Series 2011-A, Class A1 0.432%, due 3/20/12 (c)	236,837	236,837
MMAF Equipment Finance LLC Series 2011-AA, Class A1 0.323%, due 8/15/12 (c)	819,500	819,500
Nissan Auto Lease Trust Series 2011-B, Class A1 0.35%, due 10/15/12	1,738,701	1,738,701
Nissan Auto Receivables Owner Trust Series 2011-A, Class A1 0.261%, due 4/16/12	22,017	22,017
Sanofi 0.624%, due 3/28/12 (a)	8,215,000	8,215,000
SMART Trust Series 2011-2USA, Class A1 0.365%, due 7/14/12 (c)	905,921	905,921

		39,577,956

Treasury Debt 20.4%
United States Treasury Bills 0.001%, due 3/22/12 (b)	23,000,000	22,999,948
0.005%, due 4/5/12 (b)	13,565,000	13,564,821
United States Treasury Notes
0.375%, due 8/31/12	4,000,000	4,003,348
0.375%, due 9/30/12	10,000,000	10,016,136
0.375%, due 10/31/12	6,000,000	6,010,224
0.625%, due 6/30/12	9,690,000	9,708,933
0.625%, due 7/31/12	3,450,000	3,458,216
0.625%, due 12/31/12	10,750,000	10,800,194
0.75%, due 5/31/12	7,905,000	7,922,011
0.875%, due 1/31/12	29,875,000	29,894,897
0.875%, due 2/29/12	14,785,000	14,803,119
1.00%, due 3/31/12	17,940,000	17,978,127
1.00%, due 4/30/12	30,385,000	30,475,072

		181,635,046

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	61

Portfolio of Investments December 31, 2011 (continued)

	Principal Amount	Amortized Cost

Short-Term Investments (continued)
Treasury Repurchase Agreements 8.6%
Bank of America N.A. 0.01%, dated 12/30/11 due 1/3/12 Proceeds at Maturity $38,030,042 (Collateralized by a United States Treasury Note with a rate of 2.375% and a maturity date of 6/30/18, with a Principal Amount of $35,870,100 and a Market Value of $38,790,660)	$38,030,000	$38,030,000
Deutsche Bank Securities, Inc. 0.01%, dated 12/30/11 due 1/3/12 Proceeds at Maturity $38,000,042 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 11/15/21, with a Principal Amount of $38,312,100 and a Market Value of $38,760,065)	38,000,000	38,000,000

		76,030,000

Total Short-Term Investments (Amortized Cost $829,753,598) (d)	93.3%	829,753,598
Other Assets, Less Liabilities	6.7	59,501,611
Net Assets	100.0%	$889,255,209
†	Percentages indicated are based on Portfolio net assets.

(a)	Floating rate—Rate shown is the rate in effect at December 31, 2011.

(b)	Interest rate presented is yield to maturity.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Certificates of Deposit	$—	$104,245,000	$—	$104,245,000
Financial Company Commercial Paper	—	154,999,220	—	154,999,220
Government Agency Debt	—	49,227,923	—	49,227,923
Other Commercial Paper	—	224,038,453	—	224,038,453
Other Notes	—	39,577,956	—	39,577,956
Treasury Debt	—	181,635,046	—	181,635,046
Treasury Repurchase Agreements	—	76,030,000	—	76,030,000

Total Investments in Securities	$—	$829,753,598	$—	$829,753,598

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

62	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay VP Cash Management Portfolio investments by industry.

Industry Diversification (Unaudited)

	Amortized Cost	Percent †
Automobile	$6,785,426	0.8%
Banks	65,099,958	7.3
Beverages	22,684,117	2.5
Certificates of Deposit	63,645,000	7.2
Chemicals	10,254,462	1.2
Computers	8,419,177	0.9
Cosmetics & Personal Care	20,022,080	2.3
Diversified Financial Services	18,036,093	2.0
Electric	40,972,431	4.6
Electrical Components & Equipment	13,940,361	1.6
Finance—Auto Loans	35,079,085	3.9
Finance—Consumer Loans	18,321,303	2.1
Finance—Other Services	50,006,360	5.6
Food	35,625,146	4.0
Health Care—Products	11,474,668	1.3
Health Care—Services	26,593,737	3.0
Holding Companies—Diversified	3,484,564	0.4
Machinery—Diversified	12,406,164	1.4
Multi-National	6,700,000	0.8
Oil & Gas	3,489,782	0.4
Oil & Gas Services	11,304,592	1.3
Other ABS	6,150,693	0.7
Pharmaceuticals	8,215,000	0.9
Pipelines	3,484,468	0.4
Repurchase Agreements	76,030,000	8.5
Retail	5,439,553	0.6
Sovereign	87,291,678	9.8
Student Loans	236,837	0.0 ‡
U.S. Government & Agency	143,571,291	16.1
Water	3,499,572	0.4
Whole Loan Collateral Collateralized Mortgage Obligation	11,490,000	1.3

	829,753,598	93.3
Other Assets, Less Liabilities	59,501,611	6.7

Net Assets	$889,255,209	100.0%

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	63

Statement of Assets and Liabilities as of December 31, 2011

Assets
Investment in securities, at value (amortized cost $829,753,598)	$829,753,598
Cash	434
Receivables:
Investment securities sold	58,775,000
Fund shares sold	1,361,105
Interest	697,293
Other assets	14,689

Total assets	890,602,119

Liabilities
Payables:
Fund shares redeemed	1,079,038
Shareholder communication	73,208
Manager (See Note 3)	69,894
Professional fees	54,163
Custodian	1,707
Trustees	1,705
Accrued expenses	90
Dividend payable	67,105

Total liabilities	1,346,910

Net assets	$889,255,209

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$889,276
Additional paid-in capital	888,365,933

Net assets applicable to outstanding shares	$889,255,209

Shares of beneficial interest outstanding	889,275,577

Net asset value per share outstanding	$1.00

64	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2011

Investment Income (Loss)
Income
Interest	$1,277,626

Expenses
Manager (See Note 3)	3,357,606
Shareholder communication	152,758
Professional fees	94,027
Custodian	23,091
Trustees	21,241
Miscellaneous	27,828

Total expenses before waiver/reimbursement	3,676,551
Expense waiver/reimbursement from Manager (See Note 3)	(2,482,718)

Net expenses	1,193,833

Net investment income (loss)	83,793

Net increase (decrease) in net assets resulting from operations	$83,793

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	65

Statements of Changes in Net Assets

for the years ended December 31, 2011 and December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$83,793	$43,404
Net realized gain (loss) on investments	—	21,521

Net increase (decrease) in net assets resulting from operations	83,793	64,925

Dividends to shareholders:
From net investment income	(77,843)	(131,787)

Capital share transactions:
Net proceeds from sale of shares	751,253,099	484,805,595
Net asset value of shares issued to shareholders in reinvestment of dividends	77,843	131,787
Cost of shares redeemed	(533,291,944)	(578,778,542)

Increase (decrease) in net assets derived from capital share transactions	218,038,998	(93,841,160)

Net increase (decrease) in net assets	218,044,948	(93,908,022)

Net Assets
Beginning of year	671,210,261	765,118,283

End of year	$889,255,209	$671,210,261

Distributions in excess of net investment income at end of year	$—	$(5,950)

66	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,
	2011		2010		2009		2008	2007
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.02	0.05
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.02	0.05

Less dividends:
From net investment income	(0.00	) ‡	(0.00	) ‡	(0.00	) ‡	(0.02)	(0.05)

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total investment return	0.01%		0.01%		0.05%		2.18%	4.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.05%		2.02%	4.71%
Net expenses	0.15%		0.25%		0.41%		0.50%	0.50%
Expenses (before waiver/reimbursement)	0.47%		0.50%		0.51%		0.50%	0.50%
Net assets at end of year (in 000’s)	$889,255		$671,210		$765,118		$1,095,888	$605,222

‡	Less than one cent per share.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	67

MainStay VP Common Stock Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2011

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	1.57%	–1.31%	2.23%	0.61%
Service Class Shares[3]	1.31	–1.56	1.97	0.86

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[4]	2.11%	–0.25%	2.92%
Russell 1000® Index[4]	1.50	–0.02	3.34
Average Lipper Variable Products Large-Cap Core Portfolio[5]	–1.01	–1.17	2.41

1.	Performance figures shown for the ten-year period ended December 31, 2011 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 2.21% for Initial Class shares and 1.95% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
4.	Please refer to page 35 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

68	MainStay VP Common Stock Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Common Stock Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2011, to December 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2011, to December 31, 2011. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2011. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/11	Ending Account Value (Based on Actual Returns and Expenses) 12/31/11	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/11	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$957.90	$2.96	$1,022.20	$3.06

Service Class Shares	$1,000.00	$956.70	$4.19	$1,020.90	$4.33

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.60% for Initial Class and 0.85% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com	69

Industry Composition as of December 31, 2011 (Unaudited)

Oil, Gas & Consumable Fuels	11.3%
Pharmaceuticals	5.7
Computers & Peripherals	5.1
IT Services	4.6
Food & Staples Retailing	4.2
Health Care Providers & Services	3.9
Software	3.8
Media	3.6
Insurance	3.4
Specialty Retail	3.4
Diversified Telecommunication Services	3.1
Commercial Banks	2.9
Semiconductors & Semiconductor Equipment	2.7
Diversified Financial Services	2.6
Industrial Conglomerates	2.5
Internet Software & Services	2.5
Beverages	2.4
Hotels, Restaurants & Leisure	2.4
Energy Equipment & Services	2.1
Communications Equipment	2.0
Biotechnology	1.9
Machinery	1.7
Road & Rail	1.7
Tobacco	1.7
Aerospace & Defense	1.6
Household Products	1.6
Food Products	1.4
Multi-Utilities	1.4
Capital Markets	1.3
Health Care Equipment & Supplies	1.3
Multiline Retail	1.1
Chemicals	0.9

Metals & Mining	0.8%
Consumer Finance	0.7
Exchange Traded Funds	0.6
Textiles, Apparel & Luxury Goods	0.6
Commercial Services & Supplies	0.5
Real Estate Investment Trusts	0.5
Diversified Consumer Services	0.4
Electric Utilities	0.4
Life Sciences Tools & Services	0.4
Air Freight & Logistics	0.3
Construction & Engineering	0.3
Electronic Equipment & Instruments	0.3
Paper & Forest Products	0.3
Airlines	0.2
Automobiles	0.2
Distributors	0.2
Household Durables	0.2
Independent Power Producers & Energy Traders	0.2
Internet & Catalog Retail	0.2
Trading Companies & Distributors	0.2
Electrical Equipment	0.1
Gas Utilities	0.1
Leisure Equipment & Products	0.1
Marine	0.1
Professional Services	0.1
Real Estate Management & Development	0.1
Wireless Telecommunication Services	0.1
Building Products	0.0	‡
Containers & Packaging	0.0	‡
Thrifts & Mortgage Finance	0.0	‡
Short-Term Investment	0.0	‡
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 73 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2011 (excluding short-term investment)

1.	ExxonMobil Corp.

2.	Apple, Inc.

3.	International Business Machines Corp.

4.	Chevron Corp.

5.	Microsoft Corp.
6.	Pfizer, Inc.

7.	Google, Inc. Class A

8.	Wells Fargo & Co.

9.	Philip Morris International, Inc.

10.	AT&T, Inc.

70	MainStay VP Common Stock Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Harvey Fram, CFA, and Migene Kim, CFA, of Madison Square Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Common Stock Portfolio perform relative to its peers and its benchmark during the reporting period?

For the 12 months ended December 31, 2011, MainStay VP Common Stock Portfolio returned 1.57% for Initial Class shares and 1.31% for Service Class shares. Over the same period, both share classes outperformed the –1.01% return of the average Lipper1 Variable Products Large Cap Core Portfolio. Both share classes underperformed the 2.11% return of the S&P 500® Index1 for the 12 months ended December 31, 2011. The S&P 500® Index is the Portfolio’s broad-based securities-market index. Over the same period, Initial Class shares outperformed, and Service Class shares underperformed, the 1.50% return of the Russell 1000® Index, which is the secondary benchmark for the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period, market sentiment grew increasingly defensive and interest rates remained historically low. Investors pursued companies with high dividend yields and rewarded companies with share-repurchase programs. Against this back-drop, the Portfolio had lower exposure to dividend-yielding companies than the S&P 500® Index. This positioning detracted from the Portfolio’s relative performance. On the positive side, the Portfolio benefited from the valuation factor in our stock-selection model. Within the Portfolio’s investment universe, the least expensive stocks as measured by our valuation factor tended to have higher returns during the reporting period than the most expensive stocks.

Which sectors were the strongest contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the S&P 500® Index were health care, energy and financials. (Contributions take weightings and total returns into account.) Health care contributed the most, as managed health care stocks rebounded strongly in 2011. In our opinion, many managed health care stocks had become undervalued during last year’s health care reform debate. Favorable stock selection in the energy sector, such as an overweight position in Marathon Oil, also helped the Portfolio’s relative performance. An underweight position in financials contributed positively to the Portfolio’s relative performance, as that sector lagged the benchmark during the reporting period.

During the reporting period, industrials, utilities and telecommunication services made the weakest sector contributions to the Portfolio’s relative performance. Unfavorable stock selection in the industrials sector detracted from the Portfolio’s relative performance. Overweight positions relative to the benchmark in domestic shorthaul carrier Southwest Airlines and truck manufacturer Paccar were particularly disappointing. Although utilities outperformed the S&P 500® Index as investors sought dividend yield in an anemic interest-rate environment, the Portfolio’s underweight position in the sector hurt relative performance during the reporting period. In the telecommunication services sector, poor stock selection (such as an overweight position in wireless telecommunication services provider Sprint Nextel) hurt the Portfolio’s relative performance.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

During the reporting period, the strongest positive contributions to the Portfolio’s absolute performance came from computers & peripherals company Apple, integrated oil & gas company ExxonMobil and IT services company International Business Machines. Apple continued to impress investors with solid earnings and revenues from a suite of products that enjoys a loyal consumer following. ExxonMobil performed well as energy prices rose, especially during the months of unrest in the Middle East. International Business Machines, widely considered a more stable information technology company than most, weathered uncertain economic prospects well during the reporting period, partly because of continued growth in overseas markets such as China and India.

The stocks that detracted the most from the Portfolio’s absolute performance were diversified financial services companies Bank of America and JPMorgan Chase and mining company Freeport-McMoRan Copper & Gold. The fallout from the U.S. mortgage crisis and from the European sovereign debt crisis weighed on Bank of America’s share price during the reporting period. JPMorgan Chase and Freeport-McMoRan Copper & Gold both faced substantial price declines that detracted from the Portfolio’s absolute performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio bought and sold many stocks in 2011. We added to the Portfolio’s position in computers & peripherals company Apple and to an existing position in pharmaceutical company Pfizer. Apple continued to benefit from recurring consumer purchases. Pfizer performed well on strong cash flow generated from a diverse basket of drugs.

1.	Please refer to page 35 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	71

Among the stocks we sold during the reporting period were Bank of America and computers & peripherals company EMC. Bank of America’s stock suffered from continuing mortgage fallout and concerns about European sovereign debt. Initially a strong performer, EMC underperformed the S&P 500® Index late in the reporting period in the face of increased competition and reduced spending on information technology.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s most substantial sector weighting increases relative to the S&P 500® Index were in health care and information technology. Over the same period, we decreased the Portfolio’s weightings in materials and financials.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2011, the Portfolio’s most substantially overweight sector positions relative to the S&P 500® Index were in information technology and consumer discretionary. As of the same date, the Portfolio’s most substantially underweight sector positions were in financials and utilities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

72	MainStay VP Common Stock Portfolio

Portfolio of Investments December 31, 2011

	Shares	Value

Common Stocks 99.4% †
Aerospace & Defense 1.6%
BE Aerospace, Inc. (a)	5,183	$200,634
General Dynamics Corp.	39,071	2,594,705
Goodrich Corp.	2,764	341,907
L-3 Communications Holdings, Inc.	17,594	1,173,168
Northrop Grumman Corp.	51,492	3,011,252
Raytheon Co.	206	9,966
Textron, Inc.	28,389	524,913
United Technologies Corp.	7,231	528,514

		8,385,059

Air Freight & Logistics 0.3%
FedEx Corp.	13,284	1,109,347
United Parcel Service, Inc. Class B	7,894	577,762

		1,687,109

Airlines 0.2%
Alaska Air Group, Inc. (a)	2,115	158,816
Southwest Airlines Co.	70,013	599,311

		758,127

Automobiles 0.2%
Harley-Davidson, Inc.	21,921	852,069

Beverages 2.4%
Coca-Cola Co. (The)	64,030	4,480,179
Coca-Cola Enterprises, Inc.	66,544	1,715,504
Constellation Brands, Inc. Class A (a)	38,375	793,211
Dr. Pepper Snapple Group, Inc.	22,108	872,824
PepsiCo., Inc.	65,356	4,336,371

		12,198,089

Biotechnology 1.9%
Amgen, Inc.	55,803	3,583,111
Biogen Idec, Inc. (a)	24,449	2,690,612
Celgene Corp. (a)	12,446	841,350
Gilead Sciences, Inc. (a)	65,397	2,676,699

		9,791,772

Building Products 0.0%‡
Masco Corp.	9,009	94,414

Capital Markets 1.3%
Ameriprise Financial, Inc.	7,708	382,625
Bank of New York Mellon Corp. (The)	94,495	1,881,396
BlackRock, Inc.	256	45,629
Charles Schwab Corp. (The)	112,376	1,265,354
Janus Capital Group, Inc.	9,629	60,759
Legg Mason, Inc.	1,261	30,327
Northern Trust Corp.	24,543	973,375
Raymond James Financial, Inc.	4,599	142,385

	Shares	Value

Capital Markets (continued)
SEI Investments Co.	1,044	$18,113
State Street Corp.	42,495	1,712,974

		6,512,937

Chemicals 0.9%
Air Products & Chemicals, Inc.	378	32,202
CF Industries Holdings, Inc.	7,278	1,055,164
E.I. du Pont de Nemours & Co.	8,203	375,533
Eastman Chemical Co.	4,497	175,653
Ecolab, Inc.	1,764	101,977
Monsanto Co.	16,399	1,149,078
PPG Industries, Inc.	15,972	1,333,502
Sherwin-Williams Co. (The)	2,069	184,700

		4,407,809

Commercial Banks 2.9%
BB&T Corp.	2,776	69,872
Comerica, Inc.	4,627	119,377
Cullen/Frost Bankers, Inc.	89	4,709
East West Bancorp, Inc.	672	13,272
Huntington Bancshares, Inc.	72,574	398,431
KeyCorp	215,275	1,655,465
PNC Financial Services Group, Inc.	35,587	2,052,302
Regions Financial Corp.	133,125	572,438
SunTrust Banks, Inc.	186	3,292
U.S. Bancorp	21,210	573,730
♦Wells Fargo & Co.	326,472	8,997,568
Zions Bancorp.	18,713	304,648

		14,765,104

Commercial Services & Supplies 0.5%
Cintas Corp.	12,101	421,236
Clean Harbors, Inc. (a)	4,200	267,666
R.R. Donnelley & Sons Co.	20,848	300,837
Republic Services, Inc.	26,513	730,433
Waste Connections, Inc.	4,417	146,379
Waste Management, Inc.	14,588	477,173

		2,343,724

Communications Equipment 2.0%
Cisco Systems, Inc.	372,543	6,735,577
Juniper Networks, Inc. (a)	27,091	552,927
Motorola Mobility Holdings, Inc. (a)	6,459	250,609
Motorola Solutions, Inc.	17,064	789,893
QUALCOMM, Inc.	30,494	1,668,022

		9,997,028

Computers & Peripherals 5.1%
♦Apple, Inc. (a)	47,002	19,035,810
Dell, Inc. (a)	194,299	2,842,595
Hewlett-Packard Co.	83,509	2,151,192

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	73

Portfolio of Investments December 31, 2011 (continued)

	Shares	Value

Common Stocks (continued)
Computers & Peripherals (continued)
Lexmark International, Inc. Class A	17,348	$573,698
SanDisk Corp. (a)	9,884	486,392
Western Digital Corp. (a)	24,355	753,787

		25,843,474

Construction & Engineering 0.3%
Fluor Corp.	25,565	1,284,641
Quanta Services, Inc. (a)	7,054	151,943
URS Corp. (a)	9,387	329,672

		1,766,256

Consumer Finance 0.7%
American Express Co.	70,160	3,309,447

Containers & Packaging 0.0%‡
Packaging Corp. of America	8,860	223,626

Distributors 0.2%
Genuine Parts Co.	16,668	1,020,082

Diversified Consumer Services 0.4%
Apollo Group, Inc. Class A (a)	18,834	1,014,588
DeVry, Inc.	10,462	402,369
H&R Block, Inc.	31,256	510,410

		1,927,367

Diversified Financial Services 2.6%
Bank of America Corp.	575,690	3,200,836
Citigroup, Inc.	38,839	1,021,854
IntercontinentalExchange, Inc. (a)	119	14,345
JPMorgan Chase & Co.	193,419	6,431,182
Leucadia National Corp.	136	3,093
Moody’s Corp.	18,732	630,894
NASDAQ OMX Group, Inc. (The) (a)	28,445	697,187
NYSE Euronext	52,816	1,378,498

		13,377,889

Diversified Telecommunication Services 3.1%
♦AT&T, Inc.	273,743	8,277,989
CenturyLink, Inc.	260	9,672
Verizon Communications, Inc.	191,519	7,683,742

		15,971,403

Electric Utilities 0.4%
American Electric Power Co., Inc.	8,319	343,658
Duke Energy Corp.	11,441	251,702
FirstEnergy Corp.	18,621	824,910
N.V. Energy, Inc.	3,002	49,083
Northeast Utilities	10,010	361,061
Progress Energy, Inc.	5,716	320,210

		2,150,624

	Shares	Value

Electrical Equipment 0.1%
Emerson Electric Co.	6,856	$319,421
Hubbell, Inc. Class B	2,913	194,763

		514,184

Electronic Equipment & Instruments 0.3%
Corning, Inc.	325	4,219
Ingram Micro, Inc. Class A (a)	16,000	291,040
Jabil Circuit, Inc.	40,481	795,856
Molex, Inc.	14,170	338,096

		1,429,211

Energy Equipment & Services 2.1%
Diamond Offshore Drilling, Inc.	6,359	351,398
Halliburton Co.	58,615	2,022,804
Helmerich & Payne, Inc.	23,819	1,390,077
Nabors Industries, Ltd. (a)	64,425	1,117,130
National-Oilwell Varco, Inc.	50,224	3,414,730
Patterson-UTI Energy, Inc.	28,247	564,375
Schlumberger, Ltd.	24,701	1,687,325

		10,547,839

Food & Staples Retailing 4.2%
Costco Wholesale Corp.	47,794	3,982,196
CVS Caremark Corp.	72,684	2,964,054
Kroger Co. (The)	129,805	3,143,877
Safeway, Inc.	76,730	1,614,399
SUPERVALU, Inc.	23,628	191,859
Wal-Mart Stores, Inc.	104,180	6,225,797
Walgreen Co.	97,301	3,216,771

		21,338,953

Food Products 1.4%
Campbell Soup Co.	8,780	291,847
ConAgra Foods, Inc.	92,310	2,436,984
Dean Foods Co. (a)	41,428	463,994
H.J. Heinz Co.	15,685	847,617
Hormel Foods Corp.	7,251	212,382
Kraft Foods, Inc. Class A	8,500	317,560
Ralcorp Holdings, Inc. (a)	4,921	420,746
Smithfield Foods, Inc. (a)	28,573	693,752
Tyson Foods, Inc. Class A	64,947	1,340,506

		7,025,388

Gas Utilities 0.1%
AGL Resources, Inc.	4,212	177,999
Atmos Energy Corp.	8,124	270,935
ONEOK, Inc.	3,266	283,130

		732,064

Health Care Equipment & Supplies 1.3%
Becton, Dickinson & Co.	2,414	180,374
Boston Scientific Corp. (a)	3,400	18,156
C.R. Bard, Inc.	19,262	1,646,901
Cooper Cos., Inc. (The)	4,260	300,415

74	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Covidien PLC	23,600	$1,062,236
ResMed, Inc. (a)	13,117	333,172
St. Jude Medical, Inc.	40,511	1,389,527
Zimmer Holdings, Inc. (a)	30,757	1,643,039

		6,573,820

Health Care Providers & Services 3.9%
Aetna, Inc.	73,645	3,107,083
AMERIGROUP Corp. (a)	5,798	342,546
AmerisourceBergen Corp.	43,137	1,604,265
Cardinal Health, Inc.	16,858	684,603
Coventry Health Care, Inc. (a)	30,721	932,997
DaVita, Inc. (a)	7,276	551,594
Health Net, Inc. (a)	5,160	156,967
Humana, Inc.	17,056	1,494,276
McKesson Corp.	42,266	3,292,944
Omnicare, Inc.	20,467	705,088
Tenet Healthcare Corp. (a)	418	2,144
UnitedHealth Group, Inc.	97,236	4,927,921
WellCare Health Plans, Inc. (a)	1,598	83,895
WellPoint, Inc.	27,897	1,848,176

		19,734,499

Hotels, Restaurants & Leisure 2.4%
Carnival Corp.	530	17,299
Darden Restaurants, Inc.	14,531	662,323
International Game Technology	54,402	935,714
Marriott International, Inc. Class A	19,147	558,518
McDonald’s Corp.	45,680	4,583,075
Starbucks Corp.	1,730	79,597
Wyndham Worldwide Corp.	35,121	1,328,628
Wynn Resorts, Ltd.	11,564	1,277,706
Yum! Brands, Inc.	50,830	2,999,478

		12,442,338

Household Durables 0.2%
Harman International Industries, Inc.	15,500	589,620
Leggett & Platt, Inc.	13,434	309,519

		899,139

Household Products 1.6%
Clorox Co. (The)	92	6,123
Colgate-Palmolive Co.	3,853	355,979
Kimberly-Clark Corp.	29,111	2,141,405
Procter & Gamble Co. (The)	82,263	5,487,765

		7,991,272

Independent Power Producers & Energy Traders 0.2%
AES Corp. (The) (a)	23,271	275,529
Constellation Energy Group, Inc.	21,776	863,854

		1,139,383

	Shares	Value

Industrial Conglomerates 2.5%
3M Co.	42,233	$3,451,703
Danaher Corp.	1,523	71,642
General Electric Co.	315,077	5,643,029
Tyco International, Ltd.	75,165	3,510,957

		12,677,331

Insurance 3.4%
ACE, Ltd.	36,758	2,577,471
Aflac, Inc.	12,421	537,332
American Financial Group, Inc.	13,090	482,890
Berkshire Hathaway, Inc. Class B (a)	44,650	3,406,795
Chubb Corp. (The)	15,598	1,079,694
Fidelity National Financial, Inc. Class A	38,538	613,910
Hartford Financial Services Group, Inc. (The)	43,996	714,935
Lincoln National Corp.	31,578	613,245
Loews Corp.	3,231	121,647
Marsh & McLennan Cos., Inc.	2,833	89,579
MetLife, Inc.	34,591	1,078,547
Principal Financial Group, Inc.	49,042	1,206,433
Progressive Corp. (The)	1,570	30,631
Prudential Financial, Inc.	11,554	579,087
Reinsurance Group of America, Inc.	5,122	267,625
Torchmark Corp.	10,540	457,331
Travelers Cos., Inc. (The)	61,494	3,638,600
Unum Group	2,855	60,155

		17,555,907

Internet & Catalog Retail 0.2%
Amazon.com, Inc. (a)	3,650	631,815
Expedia, Inc.	10,473	303,927
Priceline.com, Inc. (a)	609	284,835

		1,220,577

Internet Software & Services 2.5%
Akamai Technologies, Inc. (a)	19,790	638,821
eBay, Inc. (a)	57,981	1,758,564
♦Google, Inc. Class A (a)	15,388	9,939,109
Monster Worldwide, Inc. (a)	6,259	49,634
VeriSign, Inc.	6,086	217,392

		12,603,520

IT Services 4.6%
Accenture PLC Class A	61,923	3,296,161
Alliance Data Systems Corp. (a)	8,825	916,388
Computer Sciences Corp.	25,371	601,293
Fidelity National Information Services, Inc.	18,175	483,273
Fiserv, Inc. (a)	20,114	1,181,496
Global Payments, Inc.	6,708	317,825
♦International Business Machines Corp.	65,747	12,089,558
Jack Henry & Associates, Inc.	5,567	187,107
MasterCard, Inc. Class A	4,659	1,736,968
SAIC, Inc. (a)	60,568	744,381
Total System Services, Inc.	36,187	707,818

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	75

Portfolio of Investments December 31, 2011 (continued)

	Shares	Value

Common Stocks (continued)
IT Services (continued)
Visa, Inc. Class A	5,277	$535,774
Western Union Co. (The)	44,461	811,858

		23,609,900

Leisure Equipment & Products 0.1%
Polaris Industries, Inc.	12,336	690,569

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc. (a)	45,929	1,604,300
Covance, Inc. (a)	10,498	479,969
Thermo Fisher Scientific, Inc. (a)	1,916	86,162

		2,170,431

Machinery 1.7%
AGCO Corp. (a)	5,843	251,074
Caterpillar, Inc.	22,588	2,046,473
Cummins, Inc.	12,379	1,089,600
Dover Corp.	5,961	346,036
Ingersoll-Rand PLC	1,730	52,713
PACCAR, Inc.	41,814	1,566,770
Parker Hannifin Corp.	23,224	1,770,830
SPX Corp.	4,545	273,927
Wabtec Corp.	986	68,971
Xylem, Inc.	41,234	1,059,301

		8,525,695

Marine 0.1%
Kirby Corp. (a)	8,080	531,987

Media 3.6%
Cablevision Systems Corp. Class A	2,631	37,413
CBS Corp. Class B	58,544	1,588,884
Comcast Corp. Class A	211,405	5,012,413
DIRECTV Class A (a)	80,445	3,439,828
Gannett Co., Inc.	31,396	419,764
Interpublic Group of Cos., Inc. (The)	64,197	624,637
McGraw-Hill Cos., Inc. (The)	45,773	2,058,412
News Corp. Class A	44,526	794,344
Omnicom Group, Inc.	7,501	334,395
Time Warner Cable, Inc.	30,008	1,907,609
Viacom, Inc. Class B	1,052	47,771
Walt Disney Co. (The)	49,944	1,872,900
Washington Post Co. Class B	509	191,796

		18,330,166

Metals & Mining 0.8%
Freeport-McMoRan Copper & Gold, Inc.	63,638	2,341,242
Newmont Mining Corp.	16,540	992,565
Nucor Corp.	8,024	317,510
Steel Dynamics, Inc.	17,213	226,351

		3,877,668

	Shares	Value

Multi-Utilities 1.4%
Alliant Energy Corp.	8,741	$385,565
Ameren Corp.	30,980	1,026,367
CenterPoint Energy, Inc.	38,176	766,956
Consolidated Edison, Inc.	41,730	2,588,512
DTE Energy Co.	27,160	1,478,862
NSTAR	9,649	453,117
OGE Energy Corp.	966	54,782
Xcel Energy, Inc.	8,784	242,790

		6,996,951

Multiline Retail 1.1%
Big Lots, Inc. (a)	14,823	559,716
J.C. Penney Co., Inc.	11,760	413,364
Kohl’s Corp.	30,670	1,513,565
Macy’s, Inc.	13,406	431,405
Nordstrom, Inc.	634	31,516
Target Corp.	53,301	2,730,077

		5,679,643

Oil, Gas & Consumable Fuels 11.3%
Anadarko Petroleum Corp.	8,906	679,795
Apache Corp.	10,850	982,793
Arch Coal, Inc.	18,806	272,875
♦Chevron Corp.	113,330	12,058,312
ConocoPhillips	96,433	7,027,073
CONSOL Energy, Inc.	19,830	727,761
Denbury Resources, Inc. (a)	1,097	16,565
Devon Energy Corp.	1,569	97,278
EOG Resources, Inc.	6,646	654,698
♦ExxonMobil Corp.	246,236	20,870,963
Hess Corp.	19,550	1,110,440
HollyFrontier Corp.	26,146	611,816
Marathon Oil Corp.	73,276	2,144,789
Marathon Petroleum Corp.	60,694	2,020,503
Murphy Oil Corp.	19,604	1,092,727
Occidental Petroleum Corp.	46,736	4,379,163
Plains Exploration & Production Co. (a)	7,545	277,052
Tesoro Corp. (a)	24,831	580,052
Valero Energy Corp.	93,322	1,964,428

		57,569,083

Paper & Forest Products 0.3%
Domtar Corp.	6,449	515,662
International Paper Co.	31,930	945,128

		1,460,790

Pharmaceuticals 5.7%
Abbott Laboratories	74,901	4,211,683
Bristol-Myers Squibb Co.	2,002	70,550
Eli Lilly & Co.	107,490	4,467,284
Endo Pharmaceuticals Holdings, Inc. (a)	9,292	320,853
Forest Laboratories, Inc. (a)	7,827	236,845
Johnson & Johnson	83,713	5,489,899

76	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Pharmaceuticals (continued)
Merck & Co., Inc.	114,253	$4,307,338
♦Pfizer, Inc.	469,081	10,150,913

		29,255,365

Professional Services 0.1%
Robert Half International, Inc.	12,351	351,510
Towers Watson & Co. Class A	5,726	343,159

		694,669

Real Estate Investment Trusts 0.5%
American Campus Communities, Inc.	6,258	262,586
Host Hotels & Resorts, Inc.	16,696	246,600
Public Storage	7,926	1,065,730
Rayonier, Inc.	9,380	418,629
Simon Property Group, Inc.	1,801	232,221
Taubman Centers, Inc.	1,956	121,468

		2,347,234

Real Estate Management & Development 0.1%
CBRE Group, Inc. (a)	20,499	311,995
Jones Lang LaSalle, Inc.	2,889	176,980

		488,975

Road & Rail 1.7%
CSX Corp.	136,217	2,868,730
Norfolk Southern Corp.	49,749	3,624,712
Ryder System, Inc.	11,312	601,120
Union Pacific Corp.	12,985	1,375,631

		8,470,193

Semiconductors & Semiconductor Equipment 2.7%
Applied Materials, Inc.	27,567	295,243
Broadcom Corp. Class A (a)	72,334	2,123,726
Intel Corp.	288,417	6,994,112
Lam Research Corp. (a)	1,260	46,645
LSI Corp. (a)	61,717	367,216
Micron Technology, Inc. (a)	201,103	1,264,938
Novellus Systems, Inc. (a)	15,370	634,627
NVIDIA Corp. (a)	105,322	1,459,763
Teradyne, Inc. (a)	40,852	556,813

		13,743,083

Software 3.8%
Adobe Systems, Inc. (a)	13,705	387,440
Autodesk, Inc. (a)	9,206	279,218
BMC Software, Inc. (a)	5,237	171,669
CA, Inc.	4,494	90,846
Cadence Design Systems, Inc. (a)	48,108	500,323
♦Microsoft Corp.	422,434	10,966,387
Oracle Corp.	170,681	4,377,968
Symantec Corp. (a)	129,107	2,020,524
Synopsys, Inc. (a)	25,644	697,517

		19,491,892

	Shares	Value

Specialty Retail 3.4%
Advance Auto Parts, Inc.	13,064	$909,646
AutoZone, Inc. (a)	4,864	1,580,654
Bed Bath & Beyond, Inc. (a)	34,864	2,021,066
Best Buy Co., Inc.	30,722	717,973
Dick’s Sporting Goods, Inc.	16,779	618,810
Foot Locker, Inc.	27,090	645,826
GameStop Corp. Class A (a)	22,279	537,592
Gap, Inc. (The)	62,987	1,168,409
Home Depot, Inc. (The)	90,920	3,822,277
Limited Brands, Inc.	12,325	497,314
Lowe’s Cos., Inc.	39,714	1,007,941
O’Reilly Automotive, Inc. (a)	25,808	2,063,350
PetSmart, Inc.	19,874	1,019,337
Staples, Inc.	17,389	241,533
Williams-Sonoma, Inc.	14,068	541,618

		17,393,346

Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc.	6,698	408,846
PVH Corp.	9,793	690,309
Ralph Lauren Corp.	5,492	758,335
VF Corp.	9,286	1,179,229

		3,036,719

Thrifts & Mortgage Finance 0.0%‡
Hudson City Bancorp, Inc.	19,713	123,206
New York Community Bancorp, Inc.	168	2,078

		125,284

Tobacco 1.7%
Altria Group, Inc.	3,859	114,420
Lorillard, Inc.	337	38,418
♦Philip Morris International, Inc.	107,313	8,421,924

		8,574,762

Trading Companies & Distributors 0.2%
W.W. Grainger, Inc.	6,714	1,256,794

Wireless Telecommunication Services 0.1%
MetroPCS Communications, Inc. (a)	30,770	267,084
Sprint Nextel Corp. (a)	130,351	305,021

		572,105

Total Common Stocks (Cost $466,261,766)		506,702,138

Exchange Traded Fund 0.6% (b)
S&P 500 Index—SPDR Trust Series 1	23,016	2,888,508

Total Exchange Traded Fund (Cost $2,835,472)		2,888,508

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	77

Portfolio of Investments December 31, 2011 (continued)

	Principal Amount	Value

Short-Term Investment 0.0%‡
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 12/30/11 due 1/3/12 Proceeds at Maturity $10,591 (Collateralized by a Federal National Mortgage Association security with a rate of 1.00% and a maturity date of 12/5/14, with a Principal Amount of $15,000 and a Market Value of $15,019)	$10,591	$10,591

Total Short-Term Investment (Cost $10,591)		10,591

Total Investments (Cost $469,107,829) (c)	100.0%	509,601,237
Other Assets, Less Liabilities	0.0 ‡	176,848
Net Assets	100.0%	$509,778,085
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	At December 31, 2011, cost is $480,969,085 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$44,207,972
Gross unrealized depreciation	(15,575,820)

Net unrealized appreciation	$28,632,152

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$506,702,138	$—	$—	$506,702,138
Exchange Traded Fund	2,888,508	—	—	2,888,508
Short-Term Investment
Repurchase Agreement	—	10,591	—	10,591

Total Investments in Securities	$509,590,646	$10,591	$—	$509,601,237

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2011, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At December 31, 2011, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

78	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2011

Assets
Investment in securities, at value (identified cost $469,107,829)	$509,601,237
Receivables:
Dividends and interest	638,932
Investment securities sold	304,821
Fund shares sold	35,658
Other assets	8,158

Total assets	510,588,806

Liabilities
Payables:
Investment securities purchased	304,293
Manager (See Note 3)	236,957
Fund shares redeemed	163,609
Professional fees	47,014
Shareholder communication	41,725
NYLIFE Distributors (See Note 3)	12,014
Custodian	2,704
Trustees	975
Accrued expenses	1,430

Total liabilities	810,721

Net assets	$509,778,085

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$31,848
Additional paid-in capital	650,865,928

650,897,776
Undistributed net investment income	8,466,799
Accumulated net realized gain (loss) on investments	(190,079,898)
Net unrealized appreciation (depreciation) on investments	40,493,408

Net assets	$509,778,085

Initial Class
Net assets applicable to outstanding shares	$452,848,981

Shares of beneficial interest outstanding	28,275,899

Net asset value per share outstanding	$16.02

Service Class
Net assets applicable to outstanding shares	$56,929,104

Shares of beneficial interest outstanding	3,571,915

Net asset value per share outstanding	$15.94

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	79

Statement of Operations for the year ended December 31, 2011

Investment Income (Loss)
Income
Dividends	$12,146,927
Interest	30

Total income	12,146,957

Expenses
Manager (See Note 3)	3,240,209
Distribution and service—Service Class (See Note 3)	155,677
Shareholder communication	123,748
Professional fees	79,550
Custodian	33,323
Trustees	16,374
Miscellaneous	26,650

Total expenses	3,675,531

Net investment income (loss)	8,471,426

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	35,820,919
Net change in unrealized appreciation (depreciation) on investments	(35,010,452)

Net realized and unrealized gain (loss) on investments	810,467

Net increase (decrease) in net assets resulting from operations	$9,281,893

80	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2011 and December 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,471,426	$8,309,849
Net realized gain (loss) on investments	35,820,919	36,165,303
Net change in unrealized appreciation (depreciation) on investments	(35,010,452)	30,987,612

Net increase (decrease) in net assets resulting from operations	9,281,893	75,462,764

Dividends to shareholders:
From net investment income:
Initial Class	(7,500,653)	(8,982,888)
Service Class	(759,825)	(864,856)

Total dividends to shareholders	(8,260,478)	(9,847,744)

Capital share transactions:
Net proceeds from sale of shares	28,945,141	56,718,385
Net asset value of shares issued to shareholders in reinvestment of dividends	8,260,478	9,847,744
Cost of shares redeemed	(168,860,077)	(127,479,442)

Increase (decrease) in net assets derived from capital share transactions	(131,654,458)	(60,913,313)

Net increase (decrease) in net assets	(130,633,043)	4,701,707

Net Assets
Beginning of year	640,411,128	635,709,421

End of year	$509,778,085	$640,411,128

Undistributed net investment income at end of year	$8,466,799	$8,271,279

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	81

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$16.04	$14.48	$12.06	$23.60	$24.51

Net investment income (loss)	0.25 (a)	0.20 (a)	0.21 (a)	0.22	0.32 (a)
Net realized and unrealized gain (loss) on investments	(0.02)	1.60	2.48	(8.72)	1.01

Total from investment operations	0.23	1.80	2.69	(8.50)	1.33

Less dividends and distributions:
From net investment income	(0.25)	(0.24)	(0.27)	(0.30)	(0.32)
From net realized gain on investments	—	—	—	(2.74)	(1.92)

Total dividends and distributions	(0.25)	(0.24)	(0.27)	(3.04)	(2.24)

Net asset value at end of year	$16.02	$16.04	$14.48	$12.06	$23.60

Total investment return	1.57%	12.60%	22.40%	(36.39%)	5.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45%	1.40%	1.66%	1.44%	1.26%
Net expenses	0.59%	0.61%	0.60%	0.56%	0.50%
Portfolio turnover rate	102%	107%	100%	111%	105%
Net assets at end of year (in 000’s)	$452,849	$574,582	$573,296	$585,158	$932,918

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2011	2010		2009	2008	2007
Net asset value at beginning of year	$15.96	$14.41		$12.00	$23.48	$24.41

Net investment income (loss)	0.21 (a)	0.17	(a)	0.17 (a)	0.23	0.25 (a)
Net realized and unrealized gain (loss) on investments	(0.02)	1.59		2.47	(8.72)	1.02

Total from investment operations	0.19	1.76		2.64	(8.49)	1.27

Less dividends and distributions:
From net investment income	(0.21)	(0.21)		(0.23)	(0.25)	(0.28)
From net realized gain on investments	—	—		—	(2.74)	(1.92)

Total dividends and distributions	(0.21)	(0.21)		(0.23)	(2.99)	(2.20)

Net asset value at end of year	$15.94	$15.96		$14.41	$12.00	$23.48

Total investment return	1.31%	12.32%		22.08%	(36.55%)	4.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.21%	1.15	% (a)	1.39%	1.18%	1.01%
Net expenses	0.84%	0.86%		0.85%	0.81%	0.75%
Portfolio turnover rate	102%	107%		100%	111%	105%
Net assets at end of year (in 000’s)	$56,929	$65,829		$62,413	$51,434	$83,279

(a)	Per share data based on average shares outstanding during the year.

82	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is comprised of twenty-one portfolios. These financial statements relate solely to the Bond Portfolio and Common Stock Portfolio, which commenced operations on January 23, 1984, and the Cash Management Portfolio, which commenced operations on January 29, 1993, (each a “Portfolio” and collectively, the “Portfolios”) and are separate series of the Fund. Effective April 29, 2011, each Portfolio that was a series of the MainStay VP Series Fund, Inc., a Maryland corporation, merged into a corresponding “shell” series of the Fund. These reorganizations were not subject to shareholder approval under applicable law. Each shell series succeeded to the accounting and performance histories of its corresponding predecessor portfolio. Therefore, for periods prior to April 29, 2011, any such historical information provided for each Portfolio is that of the corresponding predecessor portfolio. On April 29, 2011, the Fund assumed MainStay VP Series Fund, Inc.’s registration statement pursuant to Rule 414 under the Securities Act of 1933, as amended, and the 1940 Act.

Shares of the Portfolios are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC’s MFA Separate Account-I, MFA Separate Account-II and VLI Separate Account (collectively, the “Separate Accounts”). The MFA Separate Accounts are used to fund multi-funded retirement annuity contracts and the VLI Separate Account is used to fund variable life insurance policies issued by NYLIAC.

On May 13, 2003, the Board of Directors of MainStay VP Series Fund, Inc. adopted a Multiple Class Plan under which the existing shares of each of the predecessor portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. On April 5, 2011, the Board of Trustees (“Board”) of the Fund adopted a Multiple Class Plan that is the same in all material respects as the one adopted by the Board of MainStay VP Series Fund, Inc. Under the terms of the Multiple Class Plan, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003 are permitted to invest only in the Service Class shares. The Bond and Common Stock Portfolios Service Class shares commenced operations on June 4, 2003 and June 5, 2003, respectively.

The investment objectives of the Portfolios are as follows:

Bond:  seeks the highest income over the long term consistent with preservation of principal.

Cash Management:  seeks a high level of current income while preserving capital and maintaining liquidity.

Common Stock:  seeks long-term growth of capital, with income as a secondary consideration.

At a meeting held on December 14, 2011, the Board, including the Independent Trustees approved the following changes to the investment objectives of certain Portfolios effective May 1, 2012:

Bond:  seeks total return.

Common Stock:  seeks long-term growth of capital.

Note 2–Significant Accounting Policies

Each Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Portfolios are open for business (“valuation date”).

“Fair value” is defined as the price that a Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each Portfolio. Unobservable inputs reflect each Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including a Portfolio’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Portfolios to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Portfolios may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

mainstayinvestments.com	83

Notes to Financial Statements (continued)

The Portfolios have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Portfolios primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolios may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended December 31, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of December 31, 2011, for each Portfolio’s investments is included at the end of each Portfolio’s respective Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Portfolio’s Manager (as defined in Note 3(A)) in consultation with the Portfolio’s Subadvisor (as defined in Note 3(A)), if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by a Portfolio’s Manager, in consultation with the Portfolio’s Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

The Cash Management Portfolio seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Securities in the Cash Management Portfolio are valued at their amortized cost per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market.

Temporary cash investments maturing in more than 60 days are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. Temporary cash investments and securities valued at amortized cost are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Portfolios’ Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of a Portfolio’s Manager or Subadvisor, if any, reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. At December 31, 2011, the Portfolios did not hold securities that were valued in such a manner.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor, if any, might wish to sell it, and these securities could have the effect of decreasing the overall level of a Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Portfolio to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Portfolio. Under the supervision of the Board, the Manager or Subadvisor, if any, determines the liquidity of a Portfolio’s investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) the dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B)  Income Taxes.  Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Investment income received by the Portfolios from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source. The Portfolios may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolios will accrue such

84	MainStay VP Funds Trust

taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Portfolios’ financial statements. The Portfolios’ federal, state or local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. For the Cash Management Portfolio, dividends are declared daily and paid monthly and distributions of net realized capital gains, if any, are declared and paid annually. Each of the other Portfolios intend to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least once a year. All dividends and distributions are reinvested in shares of the applicable Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for all Portfolios are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the Distribution and Service Plan, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Portfolio, including those of related parties to the Portfolios, are shown on each Portfolio’s Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (i.e., foreign currency, interest rate, security, or securities index). The Portfolios are subject to equity price risk and/or interest price risk in the normal course of investing in these transactions. The Portfolios enter into futures contracts for hedging purposes, managing the duration and yield curve profile, market exposure or to enhance income. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. A Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in a Portfolio’s Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of a Portfolio’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolios, the Portfolios may not be entitled to the return of all of the margin owed to the Portfolios, potentially resulting in a loss. The Bond Portfolio invests in futures contracts to help manage the duration and yield curve of its investment portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. A Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio.

(H)  Mortgage Dollar Rolls.  Certain Portfolios may enter into mortgage dollar roll (“MDR”) transactions in which they sell mortgage-backed securities (“MBS”) from their portfolios to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from a portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities sub-

mainstayinvestments.com	85

Notes to Financial Statements (continued)

ject to the contract. The Portfolios maintain liquid assets from their respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I)  Repurchase Agreements.  Each Portfolio may enter into repurchase agreements to earn income. The Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Portfolio to the seller secured by the securities transferred to the Portfolio.

When a Portfolio invests in repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolios.

(J)  Securities Lending.  In order to realize additional income, the Bond and Common Stock Portfolios may engage in securities lending, subject to the limitations set forth in the 1940 Act. In the event the Portfolios do engage in securities lending, the Portfolios will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolios’ cash collateral in accordance with the Lending Agreement between the Portfolios and State Street, and indemnify the Portfolios against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios may also record a realized gain or loss on securities deemed sold due to the borrower’s inability to return securities on loan. The Portfolios will receive compensation for lending their securities in the form of fees or they will retain a portion of interest on the investment of any cash received as collateral. The Portfolios will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

Although the Portfolios and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Portfolios and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Portfolios had no portfolio securities on loan as of December 31, 2011.

(K)  Concentration of Risk.  The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic developments in a specific industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolios.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Bond Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Bond Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(301,387)	$(301,387)

Total Realized Gain (Loss)		$(301,387)	$(301,387)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Interest Rate Contracts Risk	Total
Futures Contracts Short (2)	(82)	(82)

(1)	Amount disclosed represents the weighted average held during the year ended December 31, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A)  Investment Advisory, Subadvisory and Administration Fees.  New York Life Investment Management LLC (“New York Life Investments” or “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolios’ investment manager pursuant to a Management Agreement (“Management Agreement”). New York Life Investments manages the Bond and Cash Management Portfolios directly without the use of a Subadvisor. Madison Square Investors LLC, a registered investment

86	MainStay VP Funds Trust

adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Common Stock Portfolio under the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) with New York Life Investments. Pursuant to the terms of the Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

Madison Square Investors LLC, a registered investment adviser and an indirect, wholly owned subsidiary of New York Life, serves as Subadvisor (“Subadvisor”) to the Common Stock Portfolio under the terms of a Subadvisory Agreement (“Subadvisory Agreement”) with New York Life Investments.

Pursuant to the terms of the Subadvisory Agreement between New York Life and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

As Manager, New York Life Investments also serves as administrator for the Fund. New York Life Investments provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Portfolios, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Portfolios which is the responsibility of all investment companies for which the CCO serves, the manager pays the salaries and expenses of all personnel affiliated with the Portfolios and the operational expenses of the Portfolios. These administrative services are provided pursuant to the Management Agreement referenced above.

State Street, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of each Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolios’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios’ administrative operations. For providing these services to the Portfolios, State Street is compensated by New York Life Investments.

The Fund, on behalf of each Portfolio, pays New York Life Investments in its capacity as the Portfolios’ investment manager and administrator the monthly fee for the services performed and the facilities furnished at an approximate annual percentage of the average daily net assets of each Portfolio set forth in the table below. Where indicated, New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses with respect to certain Portfolios. The voluntary waivers/reimbursements may be discontinued at any time. From time to time, the Manager may voluntarily limit the Cash Management Portfolio’s expenses to the extent it deems appropriate to enhance the Portfolio’s yield during periods when expenses may have a significant impact on yield because of low interest rates. This limitation may be revised or terminated by the Manager at any time without notice.

	Annual Rate on Average Daily Net Assets	Effective Management Fee Rate*
Bond Portfolio	0.50%(a)	0.49%
Cash Management Portfolio	0.45%(b)	0.43%
Common Stock Portfolio	0.55%(c)	0.55%

*	The effective management fee rate is exclusive of any applicable waivers/reimbursements.

(a)	Up to $500 million, 0.475% from $500 million to $1 billion and 0.45% in excess of $1 billion.

(b)	Up to $500 million, 0.40% from $500 million to $1 billion and 0.35% in excess of $1 billion. From time to time, the Manager may limit expenses of the Portfolio, to the extent it deems appropriate to enhance the yield of the Portfolio, or a particular class of the Portfolio, during periods when expenses have a significant impact on the yield of the Portfolio, or a particular class of the Portfolio, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Portfolio and described in the Portfolio’s prospectus. It may be revised or terminated by the Manager at any time without notice. For the year ended December 31, 2011, New York Life Investments waived its fees in the amount of $2,482,718, which may not be recouped by New York Life Investments.

(c)	Up to $500 million, 0.525% from $500 million to $1 billion and 0.50% in excess of $1 billion.

(B)  Distribution and Service Fees.  NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life, serves as distributor to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement. With respect to the Service Class shares of all Portfolios, except the Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each Portfolio.

(C)  Other.  Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. For the year ended December 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were as follows:

Bond Portfolio	$6,357
Cash Management Portfolio	4,835
Common Stock Portfolio	4,896

mainstayinvestments.com	87

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of December 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciated (Depreciation)	Total Accumulated Gain (Loss)
Bond Portfolio	$43,905,382	$14,610,525	$—	$22,243,245	$80,759,152
Cash Management Portfolio	—	—	—	—	—
Common Stock Portfolio	8,466,799	(178,218,642)	—	28,632,152	(141,119,691)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale deferrals, real estate investment trusts (“REITs”) basis adjustments, non-taxable dividends, basis adjustment due to class action payments and straddle loss deferrals.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets at December 31, 2011 are not affected.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-in Capital
Bond Portfolio	$1,487,352	$(1,487,352)	$—
Common Stock Portfolio	(15,428)	15,428	—

The reclassifications for the Portfolios are primarily due to reclassification mortgage dollar roll income, consent fee income, return of capital distributions from non-REIT securities, reclassification of capital gain and return of capital distributions from REITs and prior year adjustments to REITs.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2011, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Common Stock Portfolio. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

	Capital Loss Available Through	Amounts (000’s)
Common Stock Portfolio	2016	$68,172
	2017	110,047
Total		$178,219

The following Portfolio utilized a capital loss carryforward during the year ended December 31, 2011:

Capital Loss Carryforward Utilized
Common Stock Portfolio	$32,942,966

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 shown in the Statement of Changes in Net Assets was as follows:

	2011		2010
	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
Bond Portfolio	$36,809,108	$2,844,847	$35,615,637	$1,240,086
Cash Management Portfolio	77,843	—	131,787	—
Common Stock Portfolio	8,260,478	—	9,847,744	—

88	MainStay VP Funds Trust

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Portfolios. Custodial fees are charged to the Portfolios based on the market value of securities in the Portfolios and the number of certain cash transactions incurred by the Portfolios.

Note 6–Line of Credit

The Bond and Common Stock Portfolios, along with the other Portfolios of the Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain Portfolios and affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the Portfolios, affiliated funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Portfolios on the amended credit agreement during the year ended December 31, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2011, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:

	U.S. Government Securities		Other
	Purchases	Sales	Purchases	Sales
Bond Portfolio	$2,211,632	$2,144,518	$331,976	$408,053
Common Stock Portfolio	—	—	610,137	740,472

Note 8–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2011, and the year ended December 31, 2010, were as follows:

Bond Portfolio

Initial Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	10,473,356	$155,890,584
Shares issued to shareholders in reinvestment of dividends and distributions	1,610,583	23,789,318
Shares redeemed	(14,590,963)	(218,185,721)

Net increase (decrease)	(2,507,024)	$(38,505,819)

Year ended December 31, 2010:
Shares sold	7,772,499	$115,047,996
Shares issued to shareholders in reinvestment of dividends and distributions	1,582,441	23,479,900
Shares redeemed	(7,791,677)	(115,133,407)

Net increase (decrease)	1,563,263	$23,394,489

Service Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	6,574,033	$97,883,441
Shares issued to shareholders in reinvestment of dividends and distributions	1,082,249	15,864,637
Shares redeemed	(4,570,128)	(67,508,149)

Net increase (decrease)	3,086,154	$46,239,929

Year ended December 31, 2010:
Shares sold	7,925,050	$116,799,325
Shares issued to shareholders in reinvestment of dividends and distributions	907,532	13,375,823
Shares redeemed	(2,534,611)	(37,161,691)

Net increase (decrease)	6,297,971	$93,013,457

Cash Management Portfolio

Initial Class (at $1 per share)	Shares
Year ended December 31, 2011:
Shares sold	751,275,176
Shares issued to shareholders in reinvestment of dividends and distributions	77,845
Shares redeemed	(533,308,407)

Net increase (decrease)	218,044,614

Year ended December 31, 2010:
Shares sold	484,783,397
Shares issued to shareholders in reinvestment of dividends and distributions	131,787
Shares redeemed	(578,755,595)

Net increase (decrease)	(93,840,411)

mainstayinvestments.com	89

Notes to Financial Statements (continued)

Common Stock Portfolio

Initial Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	1,508,395	$24,926,185
Shares issued to shareholders in reinvestment of dividends	515,458	7,500,653
Shares redeemed	(9,570,482)	(155,090,070)

Net increase (decrease)	(7,546,629)	$(122,663,232)

Year ended December 31, 2010:
Shares sold	3,716,827	$52,840,329
Shares issued to shareholders in reinvestment of dividends	610,260	8,982,888
Shares redeemed	(8,101,873)	(119,715,160)

Net increase (decrease)	(3,774,786)	$(57,891,943)

Service Class	Shares	Amount
Year ended December 31, 2011:
Shares sold	249,524	$4,018,956
Shares issued to shareholders in reinvestment of dividends	52,439	759,825
Shares redeemed	(855,298)	(13,770,007)

Net increase (decrease)	(553,335)	$(8,991,226)

Year ended December 31, 2010:
Shares sold	266,283	$3,878,056
Shares issued to shareholders in reinvestment of dividends	59,022	864,856
Shares redeemed	(531,355)	(7,764,282)

Net increase (decrease)	(206,050)	$(3,021,370)

Note 9–Litigation

In December 2010, the Fund was named as a defendant and a putative member of the proposed defendant group of shareholders in the case entitled Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al. (In re Tribune Company) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, which has not yet been served on the Fund, the Unsecured Creditors Committee (the “UCC”) is asserting claims against certain insiders, shareholders, professional advisers, and others involved in the LBO, and is seeking to recover the proceeds paid out to beneficial owners of the common stock in connection with the LBO. This adversary proceeding in Delaware Bankruptcy Court has been stayed pending further order of the Bankruptcy Court.

After Tribune’s bankruptcy in 2008, certain Tribune creditors filed dozens of complaints in various courts throughout the country, including the complaint referred to above, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances,” and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. The complaint does not allege any misconduct on the part of the Fund. The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
MainStay VP Common Stock Portfolio	$1,300,602	$1,174,184

At this early stage of the proceedings, it is not possible to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset values.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Portfolios as of and for the year ended December 31, 2011, events and transactions subsequent to December 31, 2011 through the date the financial statements were issued have been evaluated by the Portfolios’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

90	MainStay VP Funds Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

MainStay VP Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bond Portfolio, Cash Management Portfolio and Common Stock Portfolio (three of the portfolios constituting MainStay VP Funds Trust, hereafter referred to as the “Fund”) at December 31, 2011, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2012

mainstayinvestments.com	91

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement between New York Life Investment Management LLC (“New York Life Investments”) and the Trust, on behalf of each of the Trust’s Portfolios, and the Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC (the “Subadvisor”) on behalf of the MainStay VP Common Stock Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and the Subadvisor in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and the Subadvisor. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on each Portfolio prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on each Portfolio’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and the Subadvisor on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Portfolios, and the rationale for any differences in a Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolios to New York Life Investments, including the Subadvisor, and responses from New York Life Investments and the Subadvisor to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on each Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Portfolios by New York Life Investments and the Subadvisor; (ii) the investment performance of each Portfolio, New York Life Investments and the Subadvisor; (iii) the costs of the services provided, and profits realized, by New York Life Investments and the Subadvisor from their relationships with the Portfolios; (iv) the extent to which economies of scale may be realized as the Portfolios grow, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of each Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and the Subadvisor and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolios, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolios. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and the Subadvisor

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolios. The Board evaluated New York Life Investments’ experience in serving as manager of the Portfolios, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolios, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Portfolios under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of each Portfolio’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in each Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Portfolios, and noted that New York Life Investments is responsible for compensating each Portfolio’s officers.

The Board also examined the nature, extent and quality of the advisory services that New York Life Investments provides to the Portfolios other than the MainStay VP Common Stock Portfolio and the Subadvisor

92	MainStay VP Funds Trust

provides to the MainStay VP Common Stock Portfolio. The Board evaluated New York Life Investments’ and the Subadvisor’s experience in serving as investment adviser and subadvisor, respectively, to the Portfolios and managing other portfolios. It examined New York Life Investments’ and the Subadvisor’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments and the Subadvisor, and New York Life Investments’ and the Subadvisor’s overall legal and compliance environment. The Board also reviewed New York Life Investments’ and the Subadvisor’s willingness to invest in personnel that benefit the Portfolios. In this regard, the Board considered the experience of each Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolios should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and the Subadvisor’s experience, personnel, operations and resources.

Investment Performance

In evaluating each Portfolio’s investment performance, the Board considered investment performance results in light of a Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolios’ performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on each Portfolio’s gross and net returns, each Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, each Portfolio’s risk-adjusted investment performance, and each Portfolio’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of each Portfolio as compared to peer funds.

In considering the Portfolios’ investment performance, the Board focused principally on the Portfolios’ long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning each Portfolio’s investment performance, as well as discussions between a Portfolio’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or the Subadvisor had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolios, along with ongoing efforts by New York Life Investments and the Subadvisor to enhance investment returns, supported a determination to approve the Agreements. The Portfolios disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Portfolios’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and the Subadvisor

The Board considered the costs of the services provided by New York Life Investments and the Subadvisor under the Agreements, and the profits realized by New York Life Investments and its affiliates, including the Subadvisor, due to their relationships with the Portfolios. Because the Subadvisor is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and the Subadvisor in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including the Subadvisor, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolios, and that New York Life Investments is responsible for paying the subadvisory fees for the MainStay VP Common Stock Portfolio. The Board acknowledged that New York Life Investments and the Subadvisor must be in a position to pay and retain experienced professional personnel to provide services to the Portfolios, and that the ability to maintain a strong financial position is important in order for New York Life Investments and the Subadvisor to continue to provide high-quality services to the Portfolios. The Board also noted that the Portfolios benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Portfolios, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Portfolios, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolios. The Board recognized, for example, the benefits to the Subadvisor from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to the Subadvisor in exchange for commissions paid by the MainStay VP Common Stock Portfolio with respect to trades on the Portfolio’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolios, New York Life Investments’ affiliates also earn revenues from serving the Portfolios in various other capacities, including as the Portfolios’ distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolios to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolios to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of

mainstayinvestments.com	93

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (continued)

the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolios on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including the Subadvisor, due to their relationships with the Portfolios supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Portfolios Grow

The Board also considered whether each Portfolio’s expense structure permitted economies of scale to be shared with Portfolio investors. The Board reviewed information from New York Life Investments showing how each Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the each Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolios in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of each Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and each Portfolio’s expected total ordinary operating expenses. With respect to the MainStay VP Common Stock Portfolio, the Board primarily considered the reasonableness of the management fees paid by the Portfolio to New York Life Investments, since the fees paid to the Subadvisor are paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of each Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and the Subadvisor on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolios. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on each Portfolio’s net management fee and expenses.

After considering all of the factors outlined above, the Board concluded that each Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

94	MainStay VP Funds Trust

Proxy Voting Policies and Procedures

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolios’ securities is available without charge, upon request, (i) by calling 800-598-2019 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC the proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 800-598-2019 or on the SEC’s website at www.sec.gov.

Shareholder Reports and Portfolio Disclosure

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. In addition, the Cash Management Portfolio is required to file its complete schedule of portfolio holdings every month on Form N-MFP and will also make available its complete schedule of portfolio holdings on its website at www.nylim.com, five days after month-end. The Portfolios’ Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. Form N-MFP will be made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Portfolios’ website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	95

96	MainStay VP Funds Trust

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Portfolios/Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-598-2019.

Interested Board Member*	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
	John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Trustee since 2008 (21 portfolios).**	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

Interested Board Member*	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
	Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Trustee since 2007 (21 portfolios).*	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)
	Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (21 portfolios).*	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com	97

Interested Board Member*	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
	Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Trustee since 2007 (21 portfolios).*	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None
	Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Trustee since 2006 (21 portfolios).*	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None
	Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Trustee since 2007 (21 portfolios).*	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

98	MainStay VP Funds Trust

Interested Board Member*	Name and Date of Birth	Term of Office, Position(s) Held with the Fund Complex and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
	Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 1994 (21 portfolios).*	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None
	John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Trustee since 1997 (21 portfolios).*	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Trustee, Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

*	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

mainstayinvestments.com	99

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

	Name and Date of Birth	Positions(s) Held with the Fund and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer since 2007**	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)
	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer since 2009**	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)
	Stephen P. Fisher 2/22/59	President since 2007**	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer since 2010**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)
	Scott T. Harrington 2/8/59	Vice President —Administration since 2005**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

100	MainStay VP Funds Trust

MainStay VP Portfolios

Information about the Portfolios’ manager, subadvisor, legal counsel, and independent registered public accounting firm is listed here.

Equity Portfolio

MainStay VP Common Stock Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Cash Management Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisor

Madison Square Investors LLC*

New York, New York

Distributor

NYLIFE Distributors LLC*

Parsippany, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Legal Counsel

Dechert LLP

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

Not FDIC insured.	No bank guarantee.	May lose value.

NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

mainstayinvestments.com

© 2012 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not a part of the Annual Report

3MSVP11-02/12

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

The Company You Keep®

The report is for the general information of Facilitator ® Multi-Funded Retirement Annuity (MFA) and Variable Life Insurance (VLI) policyowners. It does not offer for sale nor solicit orders for securities.

MFA and VLI policies are issued by New York Life Insurance and Annuity Corporation (A Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

Printed on recycled paper

18503 (02/12)	(NYLIAC) NI015

SMRU# 468346 (03/13)